                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-09247
                                  ----------------------------------------------

             State Street Research Institutional Funds
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Terrence J. Cullen, Assistant Secretary
             State Street Research & Management Company
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  1/31/04
                        -----------------
Date of reporting period:  2/1/03 - 1/31/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

[STATE STREET RESEARCH LOGO]


[GRAPHIC]

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

JANUARY 31, 2004


ANNUAL REPORT TO SHAREHOLDERS

                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                             CORE FIXED INCOME FUND

   A BOND FUND INVESTING IN U.S. INVESTMENT-GRADE FIXED INCOME SECURITIES AND SEEKING COMPETITIVE TOTAL RETURNS RELATIVE TO THE LEHMAN BROTHERS AGGREGATE BOND
                                     INDEX.


                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                           CORE PLUS FIXED INCOME FUND

A BOND FUND INVESTING IN A BROAD SPECTRUM OF FIXED INCOME SECURITIES, INCLUDING
    HIGH-YIELD AND FOREIGN SECURITIES, AND SEEKING COMPETITIVE TOTAL RETURNS
              RELATIVE TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX.


                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                              LARGE CAP GROWTH FUND

 AN EQUITY FUND INVESTING IN GROWTH COMPANIES SEEKING COMPETITIVE TOTAL RETURNS
                  RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX.


                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                             LARGE CAP ANALYST FUND

   AN EQUITY FUND EMPHASIZING STOCK SELECTION WITHIN A DEFINED SECTOR MIX AND
    SEEKING COMPETITIVE TOTAL RETURNS RELATIVE TO THE RUSSELL 1000(R) INDEX.

STATE STREET RESEARCH INSTITUTIONAL
CORE FIXED INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE               As of January 31, 2004

The U.S. economic recovery continued to accelerate over the last few months of 2003. In support of this growth, most facets of the economy continued to improve, many better than expected. Industrial production, manufacturing and capital spending have all improved significantly. Additionally, corporate profits have rebounded in response to sustained consumer demand, increased productivity and a falling U.S. dollar.

In this environment, riskier sectors of the bond market performed well, with spreads narrowing. Moreover, gains were broad-based as all the major sectors generated excess returns over U.S. Treasuries. These factors combined to generate modest gains as the Lehman Brothers Aggregate Bond Index returned a respectable 4.85% for the year.

For the 12-month period ending January 31, 2004, the Institutional Core Fixed Income Fund returned 5.17%, outperforming the benchmark as our overweight to spread sectors, such as Investment-Grade Credit, Asset-Backed Securities (ABS) and Commercial Mortgage-Backed Securities (CMBS), drove return comparisons. Investors' increased appetite for risk and an improving economy caused these sectors to generate significant excess returns relative to Treasuries.

Over the course of the year, rates remained relatively range-bound as the curve modestly steepened. As rates rose in 2003, our duration and yield-curve strategies modestly detracted from performance, despite being somewhat shorter than those of the benchmark. U.S. Agency issues and other swap-sensitive sectors performed well. Despite detracting from returns relative to Treasuries, our underweight to this sector was beneficial as we allocated these assets to higher-yielding sectors, such as mortgage pass-throughs, Commercial Mortgage Backed Securities (CMBS) and Asset-Backed Securities (ABS). While we reduced our MBS overweight to neutral over the course of the year, our strategy of moving from lower- to higher-coupon issues modestly contributed to performance. In addition, both our CMBS and ABS overweights added to gains as they outperformed both Treasury and Agency alternatives. For the year, our overweights to both CMBS and ABS bolstered returns. Our Agency underweight was the only negative contributor to relative returns.

The Investment-Grade Credit sector continued to gain throughout the year as spreads continued to narrow. During the period, we maintained our diversified overweight with an emphasis on BBB-rated issues. However, we reallocated our sub-sector exposure, reducing Financials, which are susceptible to higher rates, while increasing exposure to Industrials. Both strategies positively contributed to performance as BBBs continued to outperform higher-rated issues and Industrials outperformed Financials. For the year, our overweight to the sector boosted returns significantly.

We believe that a sustainable recovery in the U.S. economy has arrived, with broad-based signs of improving conditions across the different business segments. Employment growth, strong productivity, increased manufacturing, a falling U.S. dollar and growing consumer spending and confidence all point to better-than-trend growth in GDP (trend defined as 3.0%). While stronger growth should follow, the Fed is likely to remain accommodative until signs of increasing inflation appear and job growth is sustainable. However, the market will likely price in higher short-term rates ahead of the Fed's next move. In this environment of stronger growth and modest inflation, we remain cautious with respect to the direction of interest rates. As a result, we are maintaining a duration-neutral position but will continue to tactically position around the 2-year part of the curve when rates are misaligned with federal funds rate expectations.

Within the market sectors, we will maintain our underweight position in U.S. Agencies. The sector is likely to remain under pressure since current spreads are somewhat tight on a historical basis and headline risk remains as Congress debates the future of GSE oversight. This underweight allows us greater flexibility to concentrate on higher-yielding sectors. Within the MBS sector, we have moved to an underweight relative to the benchmark, but continue to favor higher-coupon issues for their yield advantage. We expect they will experience strong demand in a range-bound interest rate environment.

While we will continue to modestly overweight both ABS and CMBS, we remain cautious as spreads have narrowed and the sectors have performed well. Excess returns should persist as demand for higher-yielding issues continues, but CDO demand has left some of the previously undervalued sub-sectors (such as Home Equity Loans) less desirable. Within the credit market, we remain vigilant as spreads have narrowed dramatically and valuations are less compelling. We remain cautious in the long term and will likely reduce our exposure to riskier sectors if spreads continue their tightening pattern. In the very near term, however, spreads are likely to grind tighter as the economy continues to improve, corporations delever and net issuance falls. As a result, we are maintaining our modest overweight to Investment-Grade names.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
           LEHMAN BROTHERS AGGREGATE BOND INDEX COMPARED TO CHANGE IN
        VALUE OF $10,000 INVESTED IN INSTITUTIONAL CORE FIXED INCOME FUND

[PLOT POINTS TO COME]

AVERAGE ANNUAL TOTAL RETURN
        AS OF 1/31/04
---------------------------
  1 Year       Life of Fund
                  8/2/99

  5.17%           7.87%

KEEP IN MIND THAT THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS, CALL 1-87-SSR-FUNDS (1-877-773-8637). THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS, OR THE REDEMPTION OF FUND SHARES. RETURNS SHOWN RELATE TO THE SOLE CLASS OF SHARES CURRENTLY BEING OFFERED BY THE FUND (FORMERLY DESIGNATED AS "CLASS IV SHARES"). THE LEHMAN BROTHERS AGGREGATE BOND INDEX INCLUDES FIXED-RATE DEBT SECURITIES RATED INVESTMENT-GRADE OR HIGHER. THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX. AVERAGE ANNUAL RETURN REPRESENTS THE RATE ONE WOULD HAVE TO EARN EACH YEAR OF A GIVEN TIME PERIOD IN ORDER TO END UP WITH THE FUND'S ACTUAL CUMULATIVE RETURN FOR THOSE YEARS. $10,000 OVER LIFE OF FUND MEASURES THE GROWTH OF A LUMP SUM INVESTED (LESS APPLICABLE SALES CHARGE, IF ANY). IT ALSO COMPARES THE PERFORMANCE TO AN INDEX.

The U.S. economic recovery continued to accelerate over the last few months of 2003. In support of this growth, most facets of the economy continued to improve, many better than expected. Industrial production, manufacturing and capital spending have all improved significantly. Additionally, corporate profits have rebounded in response to sustained consumer demand, increased productivity and a falling U.S. dollar.

In this environment, riskier sectors of the bond market performed well, with spreads narrowing. Moreover, gains were broad-based as all the major sectors generated excess returns over U.S. Treasuries. These factors combined to generate modest gains as the Lehman Brothers Aggregate Bond Index returned a respectable 4.85% for the year.

For the 12-month period ending January 31, 2004, the Institutional Core Plus Fixed Income Fund returned 6.73%, outperforming the benchmark as our exposure and overweight to spread sectors, such as Investment-Grade Credit, High-Yield and Emerging Markets, drove return comparisons. Investors' increased appetite for risk and an improving economy caused these sectors to generate significant excess returns relative to Treasuries.

Over the course of the year, rates remained relatively range-bound as the curve modestly steepened. As rates rose in 2003, our duration and yield-curve strategies modestly detracted from performance despite being somewhat shorter than those of the benchmark. U.S. Agency issues and other swap-sensitive sectors performed well. Despite detracting from returns relative to Treasuries, our underweight to this sector was beneficial as we allocated these assets to other higher-yielding sectors, such as mortgage pass-throughs, Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS). For the year, our overweights to both CMBS and ABS bolstered returns, as they outperformed Treasury and Agency alternatives. Our Agency underweight was the only negative contributor to relative returns.

The Investment-Grade Credit sector continued to gain throughout the year as spreads continued to narrow. During the period, our diversified overweight with an emphasis on BBB-rated issues boosted returns. However, we reallocated our sub-sector exposure, reducing Financials, which are susceptible to higher rates, while increasing exposure to Industrials.

The High-Yield sector posted the best results among all fixed income sectors during the year. Consequently, our allocation to High-Yield was the largest contributing factor to the fund's strong performance. Lower-quality issues continued to outperform higher-quality issues, with CCC-rated and B-rated names outperforming the rest of the High-Yield sector. Emerging Market issues also outperformed most of the other fixed income sectors. While we maintained only a small allocation to Emerging Markets, its strong performance benefited returns during this period.

We believe that a sustainable recovery in the U.S. economy has arrived, with broad-based signs of improving conditions across the different business segments. Employment growth, strong productivity, increased manufacturing, a falling U.S. dollar and growing consumer spending and confidence all point to better-than-trend growth in GDP (trend defined as 3.0%). While stronger growth should follow, the Fed is likely to remain accommodative until signs of increasing inflation appear and job growth is sustainable. However, the market will likely price in higher short-term rates ahead of the Fed's next move. In this environment of stronger growth and modest inflation, we remain cautious with respect to the direction of interest rates. As a result, we are maintaining a duration-neutral position but will continue to tactically position around the 2-year part of the curve when rates are misaligned with federal funds rate expectations.

Within the market sectors, we will maintain our underweight position in U.S. Agencies, which will allow us greater flexibility to concentrate on higher-yielding sectors. Within the MBS sector, we have moved to an underweight relative to the benchmark, but continue to favor higher-coupon issues for their yield advantage. While we will continue to modestly overweight both ABS and CMBS, we remain cautious as spreads have narrowed and the sectors have performed well. Excess returns should persist as demand for higher-yielding issues continues, but CDO demand has left some of the previously undervalued subsectors (such as Home Equity Loans) less desirable. Within the credit market, we remain vigilant as spreads have narrowed dramatically and valuations are less compelling. We remain cautious in the long term and will likely reduce our exposure to riskier sectors if spreads continue their tightening pattern. We are maintaining both our modest allocation to the High-Yield sector and our overweight to Investment-Grade names.

We are also maintaining a small allocation to the Emerging Market sector, but will preserve the flexibility to add/reduce the position on weakness/strength. Finally, we have implemented a modest non-dollar allocation to take advantage of both interest-rate differentials and a weakening U.S. dollar.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
           LEHMAN BROTHERS AGGREGATE BOND INDEX COMPARED TO CHANGE IN
     VALUE OF $10,000 INVESTED IN INSTITUTIONAL CORE PLUS FIXED INCOME FUND

[PLOT POINTS TO COME]

AVERAGE ANNUAL TOTAL RETURN
      AS OF 1/31/04
---------------------------
  1 Year       Life of Fund
                  8/2/99

  6.73%           8.20%

KEEP IN MIND THAT THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS, CALL 1-87-SSR-FUNDS (1-877-773-8637). THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS, OR THE REDEMPTION OF FUND SHARES. RETURNS SHOWN RELATE TO THE SOLE CLASS OF SHARES CURRENTLY BEING OFFERED BY THE FUND (FORMERLY DESIGNATED AS "CLASS IV SHARES"). THE LEHMAN BROTHERS AGGREGATE BOND INDEX INCLUDES FIXED-RATE DEBT SECURITIES RATED INVESTMENT-GRADE OR HIGHER. THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX. AVERAGE ANNUAL RETURN REPRESENTS THE RATE ONE WOULD HAVE TO EARN EACH YEAR OF A GIVEN TIME PERIOD IN ORDER TO END UP WITH THE FUND'S ACTUAL CUMULATIVE RETURN FOR THOSE YEARS. $10,000 OVER LIFE OF FUND MEASURES THE GROWTH OF A LUMP SUM INVESTED (LESS APPLICABLE SALES CHARGE, IF ANY). IT ALSO COMPARES THE PERFORMANCE TO AN INDEX.

Following three years of negative returns, equity markets enjoyed their first positive year since 1999 in 2003. Economic recovery took hold, fueled by low interest rates, low inflation and rising corporate profits, increasing investor confidence in equity markets. The operating environment for most companies improved during the year. As a result, the S&P 500 Index returned 34.55% for the year. In this environment, higher-beta stocks and smaller-cap issues posted particularly strong gains. Overall, small-cap stocks outperformed large-cap stocks and value stocks marginally outperformed growth stocks.

For the 12-month period ending January 31, 2004, the Institutional Large Cap Growth Fund returned 33.42%, underperforming the Russell 1000(R) Growth Index, which returned 35.69% for the same period. Strong stock selection in the Consumer Discretionary, Health Care and Energy sectors offset modestly weaker selection in Consumer Staples, Technology and Utilities. Internet-related stocks Expedia and Yahoo!, along with International Game Technology, posted particularly strong gains. Expedia's stock benefited from its acquisition by InterActiveCorp and Yahoo! benefited from robust advertising revenues. International Game Technology, the premier provider of slot machine technology, rallied on continued earnings strength. Our Energy holdings performed well given their leverage to higher commodity prices.

In Health Care, which lagged the broader market, biotech names tended to outperform drug stocks, as large-cap pharmaceutical companies struggled to improve earnings. Stock selection in two smaller, more defensive sectors of the benchmark--Consumer Staples and Utilities--suffered in this environment. Within Consumer Staples, fundamental disappointments at Pepsi Bottling and Procter & Gamble negatively impacted returns. In Utilities, the fund could not keep pace with the benchmark sector. Additionally, the fund's Financial Services holdings trailed the benchmark sector.

Our bottom-up, fundamentally based portfolio construction process resulted in a portfolio of stocks leveraged to economic recovery. While this proved successful in 2003 as the fund posted strong gains, earnings growth has already been priced into many stocks. In this environment, we continue to adhere to our disciplined investment approach as we look to identify those companies with the greatest upside potential. We have reshuffled our semiconductor holdings, but our exposure to the segment remains high. We initiated positions in Fairchild Semiconductor International, Siebel Systems and Flextronics and decreased our positions in Microsoft and Dell based on fundamentals.

We also increased our positions in Staples and Bed Bath & Beyond, while eliminating or trimming those companies with limited upside potential, such as Gap and Wal-Mart. Although Bed Bath & Beyond has recently lagged, the company appears poised for increased growth with its acquisition of The Christmas Tree Shops. In the Health Care sector, we continue to focus on companies with solid pipelines and strong upcoming product cycles. We increased our overweight in biotechnology by initiating positions in Chiron and Millennium Pharmaceuticals. Identifying opportunity in large-cap pharmaceutical names continues to be challenging as these companies are no longer exhibiting growth at attractive levels.

We increased our weighting in Energy holdings Nabors Industries and Halliburton, as these companies may benefit from increased drilling activity brought on by higher natural gas prices. We eliminated our position in BJ Services. Given the strength in fundamentals resulting from higher prices, we feel our Energy exposure--which is high relative to that of the index--should serve as a solid source of positive performance during the course of the coming year.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
              RUSSELL 1000 GROWTH INDEX COMPARED TO CHANGE IN VALUE
           OF $10,000 INVESTED IN INSTITUTIONAL LARGE CAP GROWTH FUND

[PLOT POINTS TO COME]

AVERAGE ANNUAL TOTAL RETURN
      AS OF 1/31/04
---------------------------
  1 Year       Life of Fund
                  8/2/99

  33.42%          8.15%

KEEP IN MIND THAT THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS, CALL 1-87-SSR-FUNDS (1-877-773-8637). THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS, OR THE REDEMPTION OF FUND SHARES. RETURNS SHOWN RELATE TO THE SOLE CLASS OF SHARES CURRENTLY BEING OFFERED BY THE FUND (FORMERLY DESIGNATED AS "CLASS III SHARES"). THE RUSSELL 1000(R) GROWTH INDEX CONTAINS ONLY THOSE STOCKS WITHIN THE COMPLETE RUSSELL 1000(R) INDEX (A LARGE-COMPANY INDEX) THAT SHOW ABOVE-AVERAGE GROWTH. THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX. AVERAGE ANNUAL RETURN REPRESENTS THE RATE ONE WOULD HAVE TO EARN EACH YEAR OF A GIVEN TIME PERIOD IN ORDER TO END UP WITH THE FUND'S ACTUAL CUMULATIVE RETURN FOR THOSE YEARS. $10,000 OVER LIFE OF FUND MEASURES THE GROWTH OF A LUMP SUM INVESTED (LESS APPLICABLE SALES CHARGE, IF
ANY). IT ALSO COMPARES THE PERFORMANCE TO AN INDEX.

Following three years of negative returns, equity markets enjoyed their first positive year since 1999. Economic recovery took hold, fueled by low interest rates, low inflation and rising corporate profits, increasing investor confidence in equity markets. The operating environment for most companies improved during the year. As a result, the S&P 500 Index returned 34.55% for the year. In this environment, higher-beta stocks and smaller-cap issues posted particularly strong gains. Overall, small-cap stocks outperformed large-cap stocks and value stocks marginally outperformed growth stocks.

For the 12-month period ending January 31, 2004, the Institutional Large Cap Analyst Fund returned 37.46%, outperforming the Russell 1000(R) Index, which returned 35.65% for the same period. All sectors of the index gained at least 20%, led by a rally in Technology and Producer Durables. Our stock selection in the Consumer Discretionary, Health Care and Technology sectors were all sources of outperformance. Stock selection in Producer Durables detracted from relative returns.

Stock selection in the Health Care sector was the single biggest source of outperformance within the fund. Key stocks included Forest Laboratories and Pfizer. An overweight to Forest Laboratories aided the portfolio as the stock outperformed the index. Our underweight in Pfizer aided the portfolio, since the stock underperformed the market due to a poor outlook for the large-cap pharmaceutical product pipeline.

Stock selection in the Consumer Discretionary sector was also a strong driver of performance as a number of names outperformed, including InterActiveCorp, International Game Technology and Cendant. InterActiveCorp delivered impressive returns during the period, driven by its Internet businesses, including Ticketmaster.com, LendingTree and Expedia. Within the gaming industry, International Game Technology continued its rise with the growth of its slot machine sales, while real estate firm Cendant outperformed as well.

Within the Technology sector, Intel and Dell both delivered impressive outperformance. Intel drove sector returns as semiconductor sales were strong during the year due to a pick-up in consumer electronics demand and business expenditures on technology.

However, disappointing returns came from the Producer Durables sector as diversified production firm Pentair underperformed the market. Although Pentair gained within the portfolio, it couldn't keep pace with the stronger-returning technology-related industries.

As the past twelve months have delivered some of the strongest returns in equity markets in years, we continue to identify stocks that we believe will benefit through this period of market prosperity. Our bottom-up stock selection process will allow us to build the portfolio on a stock-by-stock basis, and we will look for stocks with strong fundamentals and solid security appreciation potential.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
                RUSSELL 1000 INDEX COMPARED TO CHANGE IN VALUE OF
            $10,000 INVESTED IN INSTITUTIONAL LARGE CAP ANALYST FUND

[PLOT POINTS TO COME]

AVERAGE ANNUAL TOTAL RETURN
      AS OF 1/31/04
---------------------------
  1 Year       Life of Fund
                 12/17/01

  37.46%          0.11%

KEEP IN MIND THAT THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS, CALL 1-87-SSR-FUNDS (1-877-773-8637). THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS, OR THE REDEMPTION OF FUND SHARES. THE RUSSELL 1000(R) INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000(R)INDEX (AN INDEX OF THE 3,000 LARGEST PUBLICLY TRADED U.S. COMPANIES). THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX. AVERAGE ANNUAL RETURN REPRESENTS THE RATE ONE WOULD HAVE TO EARN EACH YEAR OF A GIVEN TIME PERIOD IN ORDER TO END UP WITH THE FUND'S ACTUAL CUMULATIVE RETURN FOR THOSE YEARS. $10,000 OVER LIFE OF FUND MEASURES THE GROWTH OF A LUMP SUM INVESTED (LESS APPLICABLE SALES CHARGE, IF ANY). IT ALSO COMPARES THE PERFORMANCE TO AN INDEX.

STATE STREET RESEARCH INSTITUTIONAL
CORE FIXED INCOME FUND

INVESTMENT PORTFOLIO                                            January 31, 2004

                                             PRINCIPAL        MATURITY        VALUE
                                               AMOUNT           DATE         (NOTE 1)
----------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 98.0%
U.S. TREASURY 23.4%
U.S. Treasury Bond, 7.25%                  $     975,000         5/15/16   $   1,228,196
U.S. Treasury Bond, 8.875%                       875,000         2/15/19       1,265,332
U.S. Treasury Bond, 6.25%                        100,000         8/15/23         115,590
U.S. Treasury Bond, 6.25%                      1,200,000         5/15/30       1,407,703
U.S. Treasury Note, 7.00%*                     6,925,000         7/15/06       7,737,067
U.S. Treasury Note, 5.625%                     1,000,000         5/15/08       1,109,414
U.S. Treasury Note, 6.50%                      1,025,000         2/15/10       1,194,806
U.S. Treasury Note, 5.00%                        500,000         8/15/11         538,945
U.S. Treasury Note, 4.00%                      1,700,000        11/15/12       1,698,672
U.S. Treasury Note, 4.25%                        400,000        11/15/13         403,625
                                                                           -------------
                                                                              16,699,350
                                                                           -------------

U.S. AGENCY MORTGAGE 30.9%
Federal Home Loan Mortgage
  Corp., 9.00%                                     6,913        12/01/09           7,510
Federal Home Loan Mortgage
  Corp., 3.75%                                   350,000         3/15/11         358,956
Federal National Mortgage
  Association, 8.00%                               7,229         4/01/08           7,686
Federal National Mortgage
  Association, 7.75%                               7,575         5/01/08           8,115
Federal National Mortgage
  Association, 8.00%                               6,483         6/01/08           6,893
Federal National Mortgage
  Association, 8.25%                               3,878         7/01/08           4,107
Federal National Mortgage
  Association, 8.50%                              18,009         2/01/09          19,398
Federal National Mortgage
  Association, 9.00%                               1,847         5/01/09           1,998
Federal National Mortgage
  Association, 6.50%                              61,317        12/01/14          65,122
Federal National Mortgage
  Association, 7.00%                              22,753        10/01/15          24,290
Federal National Mortgage
  Association, 7.00%                             508,514         1/01/17         545,150
Federal National Mortgage
  Association, 4.50%                             525,000         2/18/19         526,805
Federal National Mortgage
  Association, 7.50%                              51,550         7/01/29          55,234
Federal National Mortgage
  Association, 6.50%                             271,393        12/01/29         285,234
Federal National Mortgage
  Association, 7.00%                              68,312         2/01/30          72,513
Federal National Mortgage
  Association TBA, 6.00%                       2,900,000        12/12/34       3,009,655
Federal National Mortgage
  Association, TBA, 5.00%                      3,500,000        12/12/34       3,477,033
Federal National Mortgage
  Association TBA, 6.50%                         475,000         2/18/19         503,946
Federal National Mortgage
  Association TBA, 5.00%                       1,925,000         2/18/19       1,967,109
Federal National Mortgage
  Association TBA, 6.50%                   $   1,175,000        12/12/34   $   1,232,648
Federal National Mortgage
  Association TBA, 5.50%                       4,025,000        12/12/34       4,095,437
Federal National Mortgage
  Association TBA, 6.00%                         435,000         2/18/19         457,430
Federal National Mortgage
  Association TBA, 5.50%                         650,000         2/18/19         674,172
Government National Mortgage
  Association, 6.50%                               5,140         9/15/08           5,467
Government National Mortgage
  Association, 6.50%                              19,046         2/15/09          20,284
Government National Mortgage
  Association, 7.50%                              20,232         6/15/09          21,705
Government National Mortgage
  Association, 6.50%                              47,020         7/15/09          50,043
Government National Mortgage
  Association, 7.50%                              18,053        12/15/09          19,486
Government National Mortgage
  Association, 7.50%                             127,597        12/15/14         137,961
Government National Mortgage
  Association, 7.00%                              37,028         1/15/25          39,746
Government National Mortgage
  Association, 7.00%                              52,964        11/15/28          56,583
Government National Mortgage
  Association, 6.50%                             170,957        11/15/28         180,740
Government National Mortgage
  Association, 7.50%                             115,972        12/15/28         124,906
Government National Mortgage
  Association, 7.00%                              15,863         6/15/29          16,935
Government National Mortgage
  Association, 6.50%                              96,232         9/15/29         101,690
Government National Mortgage
  Association, 6.50%                             159,836         8/15/31         168,788
Government National Mortgage
  Association, 6.00%                             218,716         9/20/33         227,097
Government National Mortgage
  Association, 6.00%                             345,334        10/20/33         359,759
Government National Mortgage
  Association, 5.00%                             892,383        10/20/33         886,683
Government National Mortgage
  Association, 6.00%                             471,675        11/20/33         489,750
Government National Mortgage
  Association, 5.50%                           1,150,000         2/19/34       1,174,079
Government National Mortgage
  Association TBA, 7.00%                         500,000         2/19/34         532,969
                                                                           -------------
                                                                              22,021,112
                                                                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL        MATURITY        VALUE
                                               AMOUNT           DATE         (NOTE 1)
----------------------------------------------------------------------------------------
FINANCE/MORTGAGE 27.7%
AIG SunAmerica Global
  Finance Inc. Sr. Note, 6.90%+            $     100,000         3/15/32   $     115,618
Allstate Financial Global
  Funding LLC Note, 2.50%+                       150,000         6/20/08         144,030
Amortizing Residential Collateral
  Trust 2002 Cl. B, 3.15%                        150,000         1/25/32         148,541
Amortizing Residential Collateral
  Trust 2002 Cl. M2, 2.20%                       150,000         6/25/32         149,775
Artesia Mortgage Inc.
  Note 1998-C1 Cl. D1, 7.00%+                    125,000         6/25/30         136,759
BAE Systems Holdings Inc.
  Note, 6.66%+                                   399,211         9/15/13         442,282
Bank of America Corp.
  Global Note, 7.40%                             225,000         1/15/11         265,152
Bear Stearns Commercial
  Mortgage Securities Inc.
  1999-C1 Cl. A2, 6.02%                           25,000         2/14/31          27,548
Bear Stearns Commercial
  Mortgage Securities Inc.
  2000-WF2 Cl. A1, 7.11%                         117,050        10/15/32         130,645
Bear Stearns Commercial
  Mortgage Securities Inc.
  2000-WF2 Cl. A2, 7.32%                         225,000        10/15/32         263,836
Bear Stearns Commercial
  Mortgage Securities Inc.
  2001-Cl. A1, 6.08%                              90,568         2/15/35          97,945
Bear Stearns Commercial
  Mortgage Securities Inc.
  2001-Cl. A2, 6.48%                             450,000         2/15/35         507,935
Centex Home Equity Loan Trust
  Note, 2002 D Cl. M2, 3.15%                     150,000        12/25/32         152,988
Chase Commercial Mortgage
  Securities Corp.
  Note 1998-2 Cl. A1, 6.025%                      66,593        11/18/30          70,940
Chase Manhattan Auto Owner
  Trust Note 2002-A, 4.17%                       186,558         9/15/08         190,935
CIT Group Inc. Note, 4.125%                      150,000         2/21/06         155,268
Citibank Credit Card Issuance
  Trust Note 2001 Cl. B1, 1.62%                   75,000         1/15/10          75,645
Citibank Credit Card Issuance
  Trust Note 2001 Cl. C3, 6.65%                  350,000         5/15/08         378,430
Citibank Credit Card Issuance
  Trust Note 2000-1 Cl. B1, 7.05%                125,000         9/17/07         135,084
Citigroup Inc., Sub. Note, 7.25%                 325,000        10/01/10         380,087
Countrywide Asset-Backed Securities Inc.
  Note 2003-2 M2, 2003 2 Asset Backed
  Certificate Class M 1 T4, 2.75%                150,000         3/26/33         153,036
Countrywide Asset-Backed Securities Inc.
  Note 2002-2 M2, 2.25%                          175,000        12/25/31         175,120
Credit Suisse First Boston USA
  Note, 5.75%                                    100,000         4/15/07         108,218
Crestar Capital Trust Bond
  Note, 8.16%                                    100,000        12/15/26         118,068
Delta Airlines Inc. Note,
  MBIA Insured, 6.42%                      $     225,000         7/02/12   $     243,724
Detroit Edison Rate Reduction Bond
  Note 2001-1 Cl. A4, 6.19%                       10,000         3/01/13          11,211
Discover Card Master Trust,
  Series 2000 Cl. A, 6.35%                        25,000         7/15/08          27,021
Distribution Financial Services Trust
  2001-1 Cl. A4, 5.67%                           350,000         1/17/17         363,586
EOP Operating LP Note, 6.50%                     275,000         6/15/04         280,050
ERAC USA Finance Co.
  Note, 8.25%+                                   175,000         5/01/05         187,979
ERAC USA Finance Co.
  Note, 6.625%+                                  100,000         5/15/06         108,227
ERAC USA Finance Co.
  Note, 7.35%+                                    50,000         6/15/08          57,270
ERP Operating LP Note, 6.63%                     175,000         4/13/05         184,862
Federal Realty Investment
  Trust Note, 4.50%                              175,000         2/15/11         173,312
First National Bank Note, 7.375%                  75,000         9/15/06          84,197
First Union Capital
  Bond Note, 7.935%                               75,000         1/15/27          86,112
First Union-Lehman Brothers Bank
  Note 1998-C2 Cl. A1, 6.28%                     184,248        11/18/35         192,973
Ford Credit Auto Owner Trust
  Note 2002-C Cl. C, 4.81%                       175,000         3/15/07         179,982
Ford Motor Credit Co.
  Note, 7.375%                                   600,000        10/28/09         659,657
General Electric Business Loan
  Trust Note, 2.10%+                             124,478        11/15/31         124,478
General Electric Capital Corp.
  Global Note, 6.125%                            275,000         2/22/11         304,107
General Electric Capital Corp.
  Global Note, 6.75%                             350,000         3/15/32         394,751
GGP Mall Properties Trust
  Note 2001 Cl. C2, 5.56%+                        96,255        11/15/11         102,355
GGP Mall Properties Trust
  Note 2001 Cl. C3, 2.42%+                        96,524         2/15/14          97,417
Goldman Sachs Group Inc.
  Note, 6.875%                                   325,000         1/15/11         371,081
Granite Mortgages plc 2002
  Cl. 1C, 2.42%                                  200,000         4/20/42         198,188
Holmes Financing
  plc Note, 1.87%                                150,000         7/15/40         150,000
Household Finance Corp.
  Note, 6.375%                                   175,000        10/15/11         194,851
Household Finance Corp.
  Note, 6.375%                                   400,000        11/27/12         443,592
IMPAC CMB Trust
  Note 2002-3 Cl. B1, 3.30%                       97,383         6/25/32          97,016
International Lease Finance Corp.
  Global Note, 5.75%                             250,000         2/15/07         270,709
J.P. Morgan Chase & Co.
  Note, 6.75%                                    275,000         2/01/11         312,078

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL        MATURITY        VALUE
                                               AMOUNT           DATE         (NOTE 1)
----------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage
  Finance Corp.
  Note 1997 Cl. C5, 7.24%                  $      75,000         9/15/29   $      85,984
J.P. Morgan Commercial Mortgage
  Finance Corp.
  Note 1999 Cl. A2, 6.51%                        370,000        10/15/35         413,794
J.P. Morgan Commercial Mortgage
  Finance Corp.
  Note 1999 Cl. B, 6.66%                         400,000        10/15/35         449,799
John Hancock Global
  Funding II Note, 7.90%+                        280,000         7/02/10         334,626
LB-UBS Commercial Mortgage Trust
  Note 2001-C7 Cl. A3, 5.64%                     281,875        12/15/25         303,407
LB-UBS Commercial Mortgage Trust
  Note 2001-WM Cl. A1, 6.155%+                    82,304         7/14/16          89,152
Lehman Brothers Commercial
  Conduit Mortgage Trust Note
  1998-C4 Cl. A1, 6.21%                          425,000        10/15/35         470,035
Lehman Brothers Holdings Inc.
  Note, 6.25%                                    100,000         5/15/06         108,542
Long Beach Mortgage Loan Trust
  Note 2004-1, 2.20%                             125,000         2/25/34         125,000
Manufacturers & Traders Trust Co.
  Note, 3.85%+                                   125,000         4/01/13         124,506
Massachusetts Mutual Life Insurance Co.
  Note, 5.625%+                                  150,000         5/15/33         147,972
MBNA Corp. Note, 5.625%                          275,000        11/30/07         295,589
MBNA Master Credit Card Trust
  Note 1999 Cl. A, 7.00%                         475,000         2/15/12         551,304
MBNA Master Credit Card Trust
  Note 2001 Cl. C3, 6.55%                        275,000        12/15/08         297,867
Merrill Lynch & Company Inc.
  Note, 4.00%                                     75,000        11/15/07          77,198
Merrill Lynch & Company Inc.
  Note, 3.70%                                    100,000         4/21/08         101,107
Morgan Stanley & Company Inc.
  Note, 4.25%                                    250,000         5/15/10         251,360
Morgan Stanley Capital Inc. Note
  1999-WF1 Cl. A2, 6.21%                         250,000        11/15/31         276,732
Morgan Stanley Capital Inc. Note
  2002-TOP7 Cl. A1, 5.38%                        280,058         1/15/39         298,929
NationsLink Funding Corp
  Note 1998-2 Cl. B, 6.795%                      250,000         8/20/30         281,936
NationsLink Funding Corp.
  Note 1999-2 Cl. D, 7.65%                       175,000         6/20/31         201,278
Northwest Airlines Inc. Series
  Note 2001 Cl. G, 8.07%                         136,385        10/01/19         154,465
Option One Mortgage Loan Trust
  Note 2003 Cl. M2, 2.80%                        125,000         4/25/33         127,651
Residential Asset Mortgage Corp.
  2003-KS2 Cl. MII2, 2.85%                       150,000         4/25/33         151,110
Residential Asset Mortgage Corp.
  2003-RZ2 Cl. M3, 5.50%                         150,000         4/25/33         150,349
Residential Asset Security Corp.
  2001-KS2 Cl. AI3, 5.75%                          8,983         3/25/27           8,976
Residential Asset Security Corp.
  2002-KS1 Cl. AI3, 4.99%                  $     341,369         2/25/27   $     343,740
Residential Asset Security Corp.
  2003-KS1 Cl. M2, 2.85%                         150,000         1/25/33         152,580
Safeco Capital Trust
  Bond Note, 8.07%                               150,000         7/15/37         172,505
Salomon Brothers
  Mortgage Securities Inc.
  2001-MMA A3, 6.465%+                           300,000         2/18/34         332,418
Salomon Brothers
  Mortgage Securities VII Inc.
  2001-MMA A2, 6.13%+                            175,000         2/18/34         189,373
Simon Property Group LP
  Global Note, 7.375%                            225,000         1/20/06         246,640
Spieker Properties LP
  Note, 8.00%                                     75,000         7/19/05          80,677
Structured Asset Securities Corp.
  Note 2003 Cl. M2, 3.05%                        100,000         4/25/33         102,053
Union Planters Bank Note, 5.125%                 100,000         6/15/07         106,956
Union Planters Bank Note, 4.375%                  50,000        12/01/10          49,809
USA Education Inc. Note, 5.625%                  125,000         4/10/07         134,934
Vornado Realty Trust Sr.
  Note, 5.625%                                   325,000         6/15/07         348,409
Wachovia Bank Commercial Mortgage
  Trust Note 2003 Cl. A1, 2.99%                  293,726         6/15/35         281,583
Washington Mutual Inc.
  Note 2003-AR4 Cl. A6, 3.42%                    350,000         5/25/33         343,403
Washington Mutual Inc.
  Note 2003-AR5 Cl. A6, 3.70%                    350,000         6/25/33         345,671
Wells Fargo Bank N. A.,
  Sub Note, 6.45%                                175,000         2/01/11         197,822
West Penn Funding LLC
  Note 1999A Cl. A3, 6.81%                        24,077         9/25/08          25,581
                                                                           -------------
                                                                              19,757,493
                                                                           -------------

FOREIGN 0.8%
Codelco Inc. Note, 5.50%+                        100,000        10/15/13         103,100
Corporacion Andina De Fomento
  Note, 6.875%                                    50,000         3/15/12          56,293
Pemex Project Funding Master Trust
  Note, 7.375%                                   225,000        12/15/14         240,750
Petroleos Mexicanos Note, 6.50%                  100,000         2/01/05         104,375
State of Qatar Bond Note, 9.75%+                  50,000         6/15/30          70,625
                                                                           -------------
                                                                                 575,143
                                                                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL         MATURITY       VALUE
                                               AMOUNT            DATE        (NOTE 1)
----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT 1.5%
Banque Centrale De Tunisie
  Note, 7.375%                             $      50,000         4/25/12   $      56,625
Malaysia Government Bond
  Note, 7.50%                                     75,000         7/15/11          88,628
Peoples Republic of China
  Note, 4.75%                                    100,000        10/29/13          99,071
Republic of Chile Note, 5.625%                   200,000         7/23/07         214,640
Republic of Poland Note, 5.25%                    75,000         1/15/14          75,656
Republic of South Africa
  Note, 9.125%                                   250,000         5/19/09         302,500
United Mexican States Note, 8.00%                150,000         9/24/22         165,375
United Mexican States Note, 8.30%                 75,000         8/15/31          84,675
                                                                           -------------
                                                                               1,087,170
                                                                           -------------

CORPORATE 13.7%
Alcan Inc. Note, 5.20%                            75,000         1/15/14          76,803
AT&T Broadband Corp.
  Note, 9.455%                                   425,000        11/15/22         576,292
AT&T Wireless Services Inc. Sr.
  Note, 8.75%                                    100,000         3/01/31         126,725
Boeing Co. Note, 8.75%                           125,000         8/15/21         162,125
Bombardier Capital Inc.
  Note, 6.125%+                                  150,000         6/29/06         159,556
British Telecommunications
  plc Note, 8.875%                               100,000        12/15/30         130,517
Burlington Resources Finance Co.
  Note, 7.20%                                    175,000         8/15/31         204,707
Cadbury Schweppes U.S. Finance
  Note, 3.875%+                                  225,000        10/01/08         225,801
Cargill Inc. Note, 4.375%+                       125,000         6/01/13         118,689
Continental Airlines Inc.
  Note, 6.70%                                    130,609         6/15/21         132,337
Cox Communications Inc.
  Note, 3.875%                                    50,000        10/01/08          50,178
Cox Communications Inc.
  Note, 7.75%                                     50,000        11/01/10          59,567
DaimlerChrysler Holdings Corp.
  Note, 8.50%                                    300,000         1/18/31         359,215
Delta Airlines Inc. Note, 7.57%                   50,000        11/18/10          51,428
Deutsche Telekom BV Global
  Note, 5.25%                                    175,000         7/22/13         176,870
Deutsche Telekom BV Global
  Note, 9.25%                                    125,000         6/01/32         170,984
Devon Energy Corp. Note, 7.95%                   125,000         4/15/32         153,762
DTE Energy Co. Note, 6.45%                       175,000         6/01/06         189,289
Entergy Gulf States Inc.
  Note, 3.60%+                                   150,000         6/01/08         145,096
Exelon Corp. Sr. Note, 6.75%                      25,000         5/01/11          28,168
Federated Department Stores Inc. Sr.
  Note, 7.00%                                     75,000         2/15/28          83,148
Ford Motor Co. Global Note, 7.45%                 50,000         7/16/31          50,762
France Telecom Global Note, 9.75%          $     125,000         3/01/31   $     164,679
General Electric Co. Note, 5.00%                 275,000         2/01/13         281,587
General Motors Acceptance Corp.
  Global Note, 7.25%                             300,000         3/02/11         330,572
General Motors Corp.
  Note, 8.25%                                    225,000         7/15/23         251,789
Halliburton Co. Note, 5.50% +                    125,000        10/15/10         131,538
Hewlett-Packard Co. Note, 3.625%                 225,000         3/15/08         227,354
Hutchison Whampoa Ltd.
  Note, 6.25%+                                   125,000         1/24/14         127,073
Indiana Michigan Power Co.
  Note, 6.125%                                   100,000        12/15/06         108,676
International Paper Co.
  Note, 6.75%                                    150,000         9/01/11         168,140
John Deere Capital Corp.
  Note, 3.90%                                    175,000         1/15/08         178,857
Kern River Funding
  Corp. Note, 4.89%+                             145,725         4/30/18         146,376
Kroger Co. Sr. Note
  Series B, 7.25%                                225,000         6/01/09         258,343
Loral Corp. Note, 7.00%                           75,000         9/15/23          83,295
News America Inc.
  Note, 6.625%                                   225,000         1/09/08         249,719
Norfolk Southern Corp.
  Note, 9.00%                                    150,000         3/01/21         198,042
Ohio Power Co. Sr.Note, 6.75%                     50,000         7/01/04          51,109
Progress Energy Inc. Sr.
 Note, 7.10%                                     150,000         3/01/11         170,328
Pulte Homes Inc. Sr. Note, 6.375%                125,000         5/15/33         122,789
Raytheon Co. Note, 4.85%                         175,000         1/15/11         176,893
Rohm and Haas Co. Note, 9.65%                     75,000         6/01/20         101,130
Safeway Inc. Note, 7.50%                         150,000         9/15/09         173,098
Sprint Capital Corp. Note, 8.75%                 150,000         3/15/32         182,168
TCI Communications Inc.
  Note, 7.875%                                    75,000         2/15/26          88,365
Telecom de Puerto Rico Inc. Sr.
  Note, 6.65%                                    225,000         5/15/06         243,410
Telecom Italia Media SPA
  Note, 5.25%+                                   150,000        11/15/13         149,579
Telefonos de Mexico SA
  Note, 4.50%+                                    75,000        11/19/08          75,375
Thomson Corp. Note, 5.75%                        125,000         2/01/08         136,929
Time Warner Entertainment
  Co. LP Note, 8.375%                            250,000         3/15/23         309,887
Time Warner Inc. Note, 9.15%                     175,000         2/01/23         228,506
Union Pacific Corp. Note, 6.65%                  125,000         1/15/11         142,416
United Technologies Corp.
  Note, 7.125%                                   200,000        11/15/10         234,712
UnitedHealth Group Inc.
  Note, 7.50%                                    125,000        11/15/05         136,653
Valero Energy Corp. Note, 7.375%                 100,000         3/15/06         109,647
Verizon Global Funding Corp.
  Note, 7.75%                                    250,000        12/01/30         293,510

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL        MATURITY        VALUE
                                               AMOUNT           DATE         (NOTE 1)
----------------------------------------------------------------------------------------
Vodafone AirTouch PLC
  Note, 7.75%                              $     125,000         2/15/10   $     147,933
Weyerhaeuser Co.Note, 7.375%                     125,000         3/15/32         140,768
                                                                           -------------
                                                                               9,753,264
                                                                           -------------
TOTAL FIXED INCOME SECURITIES
  (COST $68,731,116)                                                          69,893,532
                                                                           -------------

COMMERCIAL PAPER 26.9%
American Express Credit
  Corp., 1.00%                                 1,300,000         2/10/04       1,299,675
American Express Credit
  Corp., 1.00%                                 1,000,000         2/13/04         999,667
American Express Credit
  Corp., 1.03%                                   770,000         2/19/04         769,603
Bank of America Corp., 1.07%                   2,500,000         6/07/04       2,490,563
Caterpillar Financial Services
  Corp., 0.99%                                 1,936,000         2/05/04       1,935,787
Citicorp Note, 1.03%                           1,500,000         2/09/04       1,499,657
EI du Pont de Nemours
  & Co., 1.00%                                   800,000         2/18/04         799,622
General Electric Capital
  Corp., 1.01%                                   525,000         2/06/04         524,926
General Electric Capital Corp.,
  1.01%                                        1,489,000         2/12/04       1,488,541
Household Finance Corp., 1.02%                 1,500,000         2/18/04       1,499,277
J.P. Morgan Chase & Co.
  Note, 1.01%                                  2,000,000         2/23/04       1,998,766
Toronto Dominion Holdings,
  Inc., 1.085%                                   926,000         2/06/04         925,860
UBS Finance Inc., 1.01%                        1,200,000         2/10/04       1,199,697
UBS Finance Inc., 1.00%                          749,000         2/25/04         748,501
UBS Finance Inc., 1.02%                          994,000         3/15/04         992,795
                                                                           -------------
TOTAL COMMERCIAL PAPER
  (COST $19,172,937)                                                          19,172,937
                                                                           -------------

                                                                              VALUE
                                                               SHARES        (NOTE 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 16.2%
State Street Navigator Securities
  Lending Prime Portfolio                                     11,532,843      11,532,843
                                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $11,532,843)                                                          11,532,843
                                                                           -------------
TOTAL INVESTMENTS (COST $99,436,896) - 141.1%                                100,599,312
                                                                           -------------
OTHER ASSETS, LESS LIABILITIES - (41.1%)                                     (29,294,645)

NET ASSETS - 100.0%                                                        $  71,304,667
                                                                           =============

FEDERAL INCOME TAX INFORMATION:
At January 31, 2004, the net unrealized
  appreciation of investments based on
  cost for federal income tax purposes
  of $99,659,881 was as follows:
Aggregate gross unrealized appreciation
  for all investments in which there is
  an excess of value over tax cost                                         $   1,171,653
Aggregate gross unrealized depreciation
  for all investments in which there is
  an excess of tax cost over value                                              (232,222)
                                                                           -------------
                                                                           $     939,431
                                                                           =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

*A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2004.

+Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at January 31, 2004, were $4,163,627 and $4,187,270 (5.87% of net assets), respectively.

Futures contracts open at January 31, 2004, are as follows:

                                         NUMBER OF     NOTIONAL    EXPIRATION   UNREALIZED APPRECIATION
           TYPE                          CONTRACTS       COST         MONTH         (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
  2-Year U.S. Treasury Notes Long            9       $ 1,800,000   March 2004          $   712
  5-Year U.S. Treasury Notes Long            2           200,000   March 2004              (41)
  10-Year U.S. Treasury Notes Short         (6)         (600,000)  March 2004            5,315
                                                                                       -------
                                                                                       $ 5,986
                                                                                       =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH INSTITUTIONAL
CORE PLUS FIXED INCOME FUND

INVESTMENT PORTFOLIO                                            January 31, 2004

                                             PRINCIPAL        MATURITY        VALUE
                                               AMOUNT           DATE         (NOTE 1)
----------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 98.3%
U.S. TREASURY 19.5%
U.S. Treasury Bond, 7.25%                  $     725,000         5/15/16   $     913,274
U.S. Treasury Bond, 8.875%                     1,175,000         2/15/19       1,699,160
U.S. Treasury Bond, 6.25%                        450,000         8/15/23         520,154
U.S. Treasury Bond, 6.25%                        975,000         5/15/30       1,143,759
U.S. Treasury Note, 7.00%*                     3,500,000         7/15/06       3,910,431
U.S. Treasury Note, 5.00%                      1,750,000         8/15/11       1,885,352
U.S. Treasury Note, 4.00%                        450,000        11/15/12         449,649
U.S. Treasury Note, 4.25%                        550,000        11/15/13         554,984
U.S. Treasury Note, 5.625%                       925,000         5/15/08       1,026,208
U.S. Treasury Note, 6.50%                      1,375,000         2/15/10       1,602,788
U.S. Treasury STRIPS, 0.00%                      525,000         8/15/25         165,254
                                                                           -------------
                                                                              13,871,013
                                                                           -------------

U.S. AGENCY MORTGAGE 30.7%
Federal Home Loan Mortgage
 Corp., 9.00%                                      5,818        12/01/09           6,320
Federal National Mortgage
 Association, 8.00%                                6,095         4/01/08           6,481
Federal National Mortgage
 Association, 7.75%                                6,364         5/01/08           6,817
Federal National Mortgage
 Association, 8.00%                                5,465         6/01/08           5,811
Federal National Mortgage
 Association, 8.25%                                3,236         7/01/08           3,427
Federal National Mortgage
 Association, 8.50%                               13,544         2/01/09          14,589
Federal National Mortgage
 Association, 7.00%                               14,941        10/01/15          15,951
Federal National Mortgage
 Association, 6.00%                              121,038         5/01/16         127,432
Federal National Mortgage
 Association, 7.00%                              399,547         1/01/17         428,332
Federal National Mortgage
 Association, 4.50%                              500,000         2/18/19         501,719
Federal National Mortgage
 Association, 6.50%                              339,241        12/01/29         356,542
Federal National Mortgage
 Association, 7.50%                               40,993         6/01/31          43,838
Federal National Mortgage
 Association, 6.50%                              252,480         7/01/32         264,953
Federal National Mortgage
 Association, 5.00%                            3,350,000         2/12/34       3,328,017
Federal National Mortgage
 Association TBA, 7.00%                          650,000         2/12/34         689,407
Federal National Mortgage
 Association TBA, 6.50%                          775,000         2/12/34         813,023
Federal National Mortgage
 Association TBA, 6.00%                        3,700,000         2/18/19       3,856,748
Federal National Mortgage
 Association TBA, 5.50%                        4,325,000         2/18/19       4,414,469
Federal National Mortgage
 Association TBA, 5.00%                        2,050,000         2/18/19       2,094,844
Government National Mortgage
 Association, 6.50%                        $      12,869         2/15/09   $      13,705
Government National Mortgage
 Association, 6.50%                               25,968         5/15/09          27,599
Government National Mortgage
 Association, 7.50%                               13,473         6/15/09          14,454
Government National Mortgage
 Association, 6.50%                                6,431         6/15/09           6,862
Government National Mortgage
 Association, 7.50%                               15,044        12/15/09          16,238
Government National Mortgage
 Association, 7.00%                               26,357         1/15/25          28,292
Government National Mortgage
 Association, 7.00%                               29,856        10/15/25          31,980
Government National Mortgage
 Association, 7.00%                               55,825         5/15/27          59,671
Government National Mortgage
 Association, 7.00%                               81,212        11/15/28          86,761
Government National Mortgage
 Association, 6.50%                              100,533        11/15/28         106,286
Government National Mortgage
 Association, 7.50%                               79,200        12/15/28          85,302
Government National Mortgage
 Association, 6.50%                              152,840         9/15/29         161,508
Government National Mortgage
 Association, 6.00%                              267,319         9/20/33         277,563
Government National Mortgage
 Association, 6.00%                              419,335        10/20/33         436,850
Government National Mortgage
 Association, 5.00%                            1,090,690        10/20/33       1,083,723
Government National Mortgage
 Association, 6.00%                              570,975        11/20/33         592,856
Government National Mortgage
 Association, 6.50%                              350,000         2/19/34         369,250
Government National Mortgage
 Association, 5.50%                            1,400,000         2/19/34       1,429,313
                                                                           -------------
                                                                              21,806,933
                                                                           -------------

FINANCE/MORTGAGE 25.0%
Banc of America Commercial Mortgage
 Inc. 2000-1 Cl. E, 7.75%                        300,000        11/15/31         348,870
Bank America Corp. Sub.
 Note, 7.40%                                     250,000         1/15/11         294,613
Bear Stearns Commercial Mortgage Inc.
 Cl. A2, Commercial Mortgage Certificate
 Class A 2 2001, 6.48%                           650,000         2/15/35         733,684
Bear Stearns Commercial
 Mortgage Securities Inc. 2001
 Cl. A, 6.08%                                    452,839         2/15/35         489,727
Bear Stearns Commerical
 Mortgage Inc. 2000
 Cl. A2, 7.32%                                   275,000        10/15/32         322,466
Beazer Homes USA Inc.
 Sr. Note, 8.375%                                150,000         4/15/12         167,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL        MATURITY        VALUE
                                               AMOUNT           DATE         (NOTE 1)
----------------------------------------------------------------------------------------
Centex Home Equity Loan
 Trust Note, 2003, M 3, 4.20%              $     100,000         6/25/33   $     104,224
Chase Commercial Mortgage
 Securities Corp.
 1998-2 Cl. A, 6.025%                             44,395        11/18/30          47,293
Chase Funding International
 Trust Note, 2003, 5.00%+                         70,457         1/27/35          70,372
Chase Manhattan Auto Owner
 Trust 2002-A, 4.17%                             223,869         9/15/08         229,122
CIT Group Holdings Inc.,
 Global Note, 4.125%                             150,000         2/21/06         155,268
Citibank Credit Card Master
 Trust Note Cl. A, 5.50%                          50,000         2/15/06          50,091
Citibank Credit Card Master Trust
 Note Cl. C1, 7.45%                              225,000         9/15/07         243,111
Citigroup Inc., Sub Note, 7.25%                  575,000        10/01/10         672,462
Commercial Mortgage Acceptance
 Corp. Note 1998-C1 Cl. F, 6.23%+                400,000         7/15/31         348,863
Community Program Loan Trust
 Note 1987 A4, 4.50%                              97,947        10/01/18          98,172
Countrywide Asset-Backed
 Note, 2.87%                                     100,000         9/25/03         101,592
Countrywide Asset-Backed
 Note, 2003, 2.75%                               200,000         3/26/33         204,049
Countrywide Home Loan Inc.
 Note, 6.25%                                      75,000         4/15/09          83,481
Credit Suisse First Boston USA
 Note, 5.75%                                     125,000         4/15/07         135,273
Delta Air Lines Inc. Note, 6.42%                 325,000         7/02/12         352,046
EOP Operating LP Note, 6.80%                     400,000         1/15/09         451,143
Equity Residential Properties LP
 Note, 7.25%                                     100,000         6/15/05         106,987
ERAC USA Finance Co.
 Note, 8.25%+                                    250,000         5/01/05         268,541
ERAC USA Finance Co.
 Note, 6.625%+                                    75,000         5/15/06          81,170
ERAC USA Finance Co.
 Note, 7.35%+                                    100,000         6/15/08         114,540
ERP Operating LP, 6.63%                          200,000         4/13/05         211,270
First National Bank Note, 7.375%                  75,000         9/15/06          84,197
First Union-Lehman Brothers Bank
 Note 1997-C2 Cl. A2, 6.60%                       20,836        11/18/29          21,155
Ford Motor Credit Co.
 Note, 7.375%                                    825,000        10/28/09         907,028
General Electric Business Loan Trust
 Note, 2.33%+                                     95,608         7/15/03          95,608
General Electric Capital Corp.
 Global Note, 6.125%                             350,000         2/22/11         387,045
GGP Mall Properties
 Trust, 5.56%                                    192,510         8/14/03         204,711
Goldman Sachs Group
 Inc. Note, 6.875%                               275,000         1/15/11         313,991
Grace Church Card Funding LLC
 Note, 5 Cl. C, 2.03%                            150,000         8/15/08         150,000
Granite Mortgage Trust Note,
 Cl. C, 2.37%                              $     225,000         1/20/43   $     225,821
Granite Mortgage Trust Note,
 Cl. C, 2.01%                                    150,000         3/20/44         150,000
Household Finance Co.
 Note, 6.375%                                    125,000        10/15/11         139,179
Household Finance Corp.
 Note, 6.375%                                    500,000        11/27/12         554,490
International Lease Finance Corp.
 Note, 5.75%                                     200,000         2/15/07         216,567
iStar Financial Inc. Note, 7.00%                  50,000         3/15/08          54,375
J.P. Morgan Chase & Co.
 Note, 6.75%                                     375,000         2/01/11         425,561
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1997-C5
 Cl. C, 7.24%                                    125,000         9/15/29         143,307
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1997-C5
 Cl. D, 7.35%                                    125,000         9/15/29         142,719
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1999-C7
 Cl. B, 6.66%                                    100,000        10/01/03         112,450
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1999-C7
 Cl. A1, 6.18%                                   176,976        10/15/35         190,372
John Hancock Global Funding II
 Note, 7.90%+                                    225,000         7/02/10         268,896
LB-UBS Commercial Mortgage
 Trust, 2001 Cl. A 3, 5.64%                      305,365        12/15/25         328,691
LB-UBS Commercial Mortgage
 Trust 2001-WM Cl. A1, 6.16%+                    157,228         7/14/16         170,310
Lehman Brothers Holdings Inc.
 Note, 6.25%                                     125,000         5/15/06         135,678
MBNA Corp. Note, 5.625%                          350,000        11/30/07         376,204
MBNA Credit Card Master Trust
 Note 2001 Cl. C, 6.55%                          300,000        12/15/08         324,946
Merrill Lynch & Co. Inc.
 Note, 4.00%                                      75,000        11/15/07          77,198
Merrill Lynch & Co. Inc.
 Note, 3.70%                                     125,000         4/21/08         126,384
Morgan Stanley & Co. Inc.
 Note, 4.25%                                     275,000         5/15/10         276,496
Morgan Stanley Capital I Inc.
 Note, 7.22%+                                    215,418         7/15/29         237,682
Morgan Stanley Dean Witter
 Capital Inc. Note 2001
 Cl. C, 7.00%                                    100,000         2/15/33         114,597
Morgan Stanley Dean Witter
 Capital Inc. Note 2001
 Cl. B, 6.81%                                    200,000         2/15/33         228,345
NationsLink Funding Corp.
 Note 1998 Cl. A2, 6.48%                         175,000         8/20/30         195,224
NationsLink Funding Corp.
 Note 1998 Cl. B, 6.795%                          75,000         8/20/30          84,581

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            PRINCIPAL         MATURITY        VALUE
                                              AMOUNT            DATE         (NOTE 1)
----------------------------------------------------------------------------------------
NationsLink Funding Corp.
 Note 1998 Cl. E, 7.11%                  $       250,000         8/20/30   $     273,219
NationsLink Funding Corp.
 Note 1999 Cl. D, 7.49%                           50,000         6/20/03          57,508
Option One Mortgage Loan
 Trust Corp. Note, 2.65%                          75,000         8/25/33          76,249
Option One Mortgage Loan
 Trust Corp. Note, 2.75%                         100,000         7/25/33         101,939
Option One Mortgage Loan
 Trust Corp. Note, 2.80%                         100,000         4/25/03         102,121
Option One Mortgage LoanTrust
 Corp. Note, 2002 Cl. M 2, 2.80%                 150,000        11/25/32         151,879
PECO Energy Transition Trust
 Note 2000-A Cl. A4, 7.65%                       200,000         3/01/10         236,057
Residential Asset Security Mortgage
 Corp. Note, 2003 Cl. M 2, 2.85%                 150,000         1/25/33         152,580
Safeco Capital Trust Note, 8.07%                 125,000         7/15/37         143,754
Simon Property Group
 LP Global Note, 7.375%                          200,000         1/20/06         219,236
Structured Asset Investment
 Loan Trust Note, 3.06%                          100,000         9/25/03         102,053
Structured Asset Investment
 Loan Trust Note, 2.985%                         100,000         4/25/33         101,418
Structured Asset Securities Corp.
 Note, 2002 Cl. M2, 2.20%                        150,000         6/25/32         149,775
Structured Asset Securities Corp.
 Note, 2002 Bc4 Cl. M2, 2.25%                    150,000         7/25/32         149,949
Structured Asset Securities Corp.
 Note, 1.36%                                     205,858         7/25/32         205,968
Systems 2001 Asset Trust LLC.
 Note, 6.66%+                                    399,211         9/15/13         442,282
Union Planters Bank
 Note, 5.125%                                     75,000         6/15/07          80,217
Union Planters Bank
 Note, 4.375%                                    125,000        12/01/10         124,523
Vornado Realty Trust
 Sr. Note, 5.625%                                200,000         6/15/07         214,405
Washington Mutual Inc.
 Note, 3.42%                                     375,000         5/25/33         367,931
Washington Mutual Inc.
 Note, 3.670%                                    275,000         6/25/33         271,599
Washinton Mutual Inc.
 Note, 4.25%                                      99,885         8/25/33          99,386
                                                                           -------------
                                                                              17,773,536
                                                                           -------------

FOREIGN 0.6%
Corporacion Andina De Fomento
 Note, 6.875%                                     50,000         3/15/12          56,293
Pemex Project Funding Master Trust
 Note, 7.375%                                    275,000        12/15/14         294,250
Petroleos Mexicanos Note, 6.50%                  100,000         2/01/05         104,375
                                                                           -------------
                                                                                 454,918
                                                                           -------------

FOREIGN GOVERNMENT 3.5%
                                         CANADIAN DOLLAR
Canada Government Note, 3.50%                    150,000         6/01/05   $     114,710
                                                    EURO
Republic of Germany, 5.00%                        75,000         8/19/05          97,037
                                            JAPANESE YEN
Japan Government Note, 0.10%                  15,000,000        10/20/05         141,828

Malaysia Government Note, 7.50%            $     100,000         7/15/11         118,170
Republic of Argentina, 1.00%++                   200,000         8/03/12         128,500
Republic of Brazil, 9.25%                        125,000        10/22/10         130,938
Republic of Chile, 5.625%                        225,000         7/23/07         241,470
Republic of Colombia, 10.00%                     125,000         1/23/12         137,500
Republic of Ecuador, 7.00%+                      175,000         8/15/30         148,750
Republic of Panama, 9.375%                        75,000         1/16/23          80,625
Republic of South Africa, 9.125%                 300,000         5/19/09         363,000
Republic of Venezuela, 10.75%+                   200,000         9/19/13         204,000
Russian Federation, 8.25%+                       200,000         3/31/10         224,500
State of Qatar Bond, 9.75%+                       50,000         6/15/30          70,625
United Mexican States, 8.00%                     175,000         9/24/22         192,937
United Mexican States, 8.30%                     100,000         8/15/31         112,900
                                                                           -------------
                                                                               2,507,490
                                                                           -------------

CORPORATE 19.0%
ACE Securites Corp. Note 1999
 Cl. B2, 2.37%                                    71,574        10/25/03          71,473
Alcan Inc. Note, 5.20%                           100,000         1/15/14         102,405
AMETEK Inc. Sr. Note, 7.20%                       75,000         7/15/08          81,750
Anchor Glass Container Corp.
 Note, 11.00%                                     50,000         2/15/13          58,750
ArvinMeritor Inc. Note, 8.75%                     50,000         3/01/12          56,250
AT&T Broadband Corp.
 Bond Note, 9.455%                               450,000        11/15/22         610,191
AT&T Wireless Services Inc. Sr.
 Note, 8.75%                                     125,000         3/01/31         158,406
Autonation Inc. Sr. Note, 9.00%                   50,000         8/01/08          57,500
Ball Corp. Note, 6.875%                           50,000        12/15/12          53,500
Beckman Coulter Inc. Sr.
 Note, 7.45%                                      50,000         3/04/08          56,618
Bio Rad Laboratories Inc.
 Note, 7.50%                                      25,000         8/15/13          27,500
Boeing Co. Note, 8.75%                            75,000         8/15/21          97,275
Boise Cascade Co. Note, 6.50%                     50,000        11/01/10          52,768
Bombardier Capital Inc.
 Note, 6.125%+                                   175,000         6/29/06         186,149
Briggs & Stratton Corp. Sr.
 Note, 8.875%                                     50,000         3/15/11          59,750
British Telecommunications plc
 Note, 8.875%                                     75,000        12/15/30          97,887
Burlington Resources Finance Co.
 Note, 7.40%                                      50,000        12/01/31          60,028
Cargill Inc. Note, 4.375%+                       125,000         6/01/13         118,689
Case New Holland Inc. Note, 9.25%+                75,000         8/01/11          83,437
Centex Corp. Note, 4.75%                         175,000         1/15/08         181,389

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            PRINCIPAL         MATURITY        VALUE
                                              AMOUNT            DATE         (NOTE 1)
----------------------------------------------------------------------------------------
Continental Airlines Inc.
 Note, 7.70%                               $     152,067        10/02/22   $     159,862
Cox Communications Inc.
 Note, 3.875%                                    100,000        10/01/08         100,355
Cox Communications Inc.
 Note, 7.75%                                      25,000        11/01/10          29,784
Crown European Holdings SA
 Note, 9.50%                                      50,000         3/01/11          56,250
D. R. Horton Inc. Sr. Note, 8.50%                200,000         4/15/12         225,000
DaimlerChrysler Holdings Corp.
 Note, 8.50%                                     325,000         1/18/31         389,150
Dana Corp. Sr. Note, 9.00%                       100,000         8/15/11         118,000
Dean Foods Co. Sr. Note, 8.15%                   175,000         8/01/07         190,750
Delta Airlines Inc. Note, 7.57%                  100,000        11/18/10         102,856
Deutsche Telekom BV Global
 Note, 9.25%                                     175,000         6/01/32         239,378
Deutsche Telekom International
Global Note, 5.25%                                75,000         7/22/13          75,801
Devon Energy Corp. Note, 7.95%                   100,000         4/15/32         123,010
Dex Media West LLC Note, 8.50%+                   25,000         8/15/10          27,500
Dominion Resources Inc. Sr.
 Note, 8.125%                                    325,000         6/15/10         389,660
DTE Energy Co. Note, 6.45%                       175,000         6/01/06         189,289
Echostar DBS Corp. Note, 5.75%+                  100,000        10/01/08         101,250
Eircom Funding Note, 8.25%                        25,000         8/15/13          27,875
Entergy Gulf States Inc. Note, 3.60%+            125,000         6/01/08         120,914
Equistar Chemicals LP
 Note, 10.125%                                   100,000         9/01/08         108,500
Federated Department Stores Inc.
 Note, 7.00%                                     100,000         2/15/28         110,863
Fisher Scientific International Inc.
 Note, 8.00%                                      25,000         9/01/13          27,375
FMC Corp. Note, 10.25%                            75,000        11/01/09          87,375
France Telecom Note, 9.75%                       125,000         3/01/31         164,679
General Electric Co. Note, 5.00%                 550,000         2/01/13         563,173
General Motors Acceptance Corp.
 Note, 7.25%                                     325,000         3/02/11         358,120
General Motors Corp. Note, 8.25%                 200,000         7/15/23         223,813
Halliburton Co. Note, 5.50%+                     125,000        10/15/10         131,537
Host Marriott LP Note, 7.125%+                   100,000        11/01/13         102,250
Houghton Mifflin Co. Note, 8.25%                  25,000         2/01/11          26,625
Hutchison Whampoa Ltd.
 Note, 6.25%+                                    225,000         1/24/14         228,732
Indiana Michigan Power Co.
 Note, 6.125%                                    100,000        12/15/06         108,676
International Paper Co. Note, 6.75%               25,000         9/01/11          28,023
International Paper Co. Note, 5.85%.             125,000        10/30/12         132,256
ISP Chemco Inc. Sr. Sub
 Note, 10.25%                                     75,000         7/01/11          85,312
J.C. Penney Co., Inc. Note, 8.00%                 75,000         3/01/10          86,062
John Q Hammons LP.
 Note, 8.875%                                    125,000         5/15/12         137,500
Kroger Co. Sr. Note, 8.00%                        75,000         9/15/29          91,651
Kroger Co. Note, 8.05%                            25,000         2/01/10          29,787
Kroger Co. Sr. Note B, 7.25%                      75,000         6/01/09          86,114
L-3 Communications Corp.
 Note, 7.625%                              $     100,000         6/15/12   $     110,250
Lamar Media Corp. Note, 7.25%                     75,000         1/01/13          81,375
Loral Corp. Note, 7.00%                           50,000         9/15/23          55,530
Luscar Coal Ltd. Sr. Note, 9.75%                 100,000        10/15/11         113,500
Lyondell Chemical Co.
 Sr. Note Series A, 9.625%                        75,000         5/01/07          77,813
Massey Energy Co. Note, 6.625%+                   50,000        11/15/10          51,000
MDP Acquisitions plc
 Note, 9.625%                                    125,000        10/01/12         141,875
MGM Mirage Inc. Note, 6.875%                      50,000         2/06/08          53,500
Norfolk Southern Corp.
 Note, 6.00%                                     200,000         4/30/08         217,676
Norfolk Southern Corp.
 Note, 9.00%                                     150,000         3/01/21         198,042
Ohio Power Co. Sr. Note, 6.75%                    50,000         7/01/04          51,109
Owens Brockway Glass Container
 Note, 7.75%                                      25,000         5/15/11          26,625
Packaging Corp. of America
 Note, 4.375%                                    100,000         8/01/08         100,913
Penn National Gaming
 Inc. Note, 6.875%+                               50,000        12/01/11          50,375
PerkinElmer Inc. Note, 8.875%                     50,000         1/15/13          57,500
Plains All American Pipeline
 Note, 7.75%                                      50,000        10/15/12          58,500
Progress Energy Inc. Sr.
 Note, 7.10%                                     150,000         3/01/11         170,328
Pulte Homes Inc. Note, 6.375%                    125,000         5/15/33         122,789
Rayovac Corp. Note, 8.50%                         25,000        10/01/13          27,188
Raytheon Co. Note, 4.85%                         225,000         1/15/11         227,434
Safeway Inc. Note, 7.50%                         100,000         9/15/09         115,399
Saks Inc. Note, 7.00%+                            79,000        12/01/13          82,160
Seagate Technology Inc. Note, 8.00%              200,000         5/15/09         218,000
Senior Housing Properties Trust Sr.
 Note, 8.625%                                     25,000         1/15/12          27,875
Sprint Capital Corp. Note, 8.75%                 175,000         3/15/32         212,529
Station Casinos Inc. Note, 6.50%                  50,000         2/01/14          51,250
TCI Communications Inc.
 Deb., 7.875%                                     75,000         2/15/26          88,365
Telecom de Puerto Rico Inc. Sr.
 Note, 6.65%                                     200,000         5/15/06         216,364
Telecom Italia Capital Inc.
 Note, 6.375%+                                   175,000        11/15/33         174,515
Telefonos De Mexico SA
 Note, 4.50%+                                     75,000        11/19/08          75,375
Telus Corp. Note, 7.50%                          125,000         6/01/07         139,981
Tenet Healthcare Corp. Sr.
 Note, 6.375%                                     75,000        12/01/11          68,625
Terex Corp. Sr. Sub. Note, 9.25%                  25,000         7/15/11          27,813
Time Warner Enterprise Co.
 Note, 8.375%                                    225,000         3/15/23         278,899
Time Warner Inc. Note, 9.15%                     250,000         2/01/23         326,438
TriMas Corp. Note, 9.875%                         75,000         6/15/12          80,250
TRW Automotive Inc.
 Note, 9.375%                                    125,000         2/15/13         141,562

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            PRINCIPAL         MATURITY        VALUE
                                              AMOUNT            DATE         (NOTE 1)
----------------------------------------------------------------------------------------
Union Pacific Corp. Note, 7.60%            $     150,000         5/01/05   $     159,889
United Rentals Inc. Note, 6.50%                   75,000         2/15/12          73,688
United Technologies Corp.
 Note, 7.125%                                     75,000        11/15/10          88,017
Valero Energy Corp. Note, 7.375%                 100,000         3/15/06   $     109,647
Verizon Global Funding Corp.
 Note, 7.75%                                     250,000        12/01/30         293,510
Vivendi Universal Inc. Note, 6.25%+              125,000         7/15/08         131,562
Vodafone Airtouch plc
 Note, 7.75%                                     100,000         2/15/10         118,346
Waste Management Inc. Sr.
 Note, 6.875%                                    150,000         5/15/09         168,864
Weyerhaeuser Co. Note, 7.375%                    125,000         3/15/32         140,768
                                                                           -------------
                                                                              13,459,835
                                                                           -------------

TOTAL FIXED INCOME SECURITIES
  (COST $68,398,617)                                                          69,873,725
                                                                           -------------

COMMERCIAL PAPER 26.1%
AIG Funding Inc., 1.01%                        2,191,000         2/04/04       2,190,816
American Express Credit
 Corp., 1.06%                                  2,000,000         2/17/04       1,999,058
American Express Credit
 Corp., 1.01%                                  1,500,000         2/19/04       1,499,242
Caterpillar Financial Services
 Corp., 0.98%                                  1,112,000         2/05/04       1,111,879
E.I. du Pont de Nemours &
 Co., 0.98%                                    1,065,000         2/06/04   $   1,064,855
Federal Home Loan Mortgage
 Corp., 0.99%                                  1,090,000         2/02/04       1,089,970
General Electric Capital
 Corp., 1.03%                                  1,630,000         2/12/04       1,629,487
General Electric Capital
 Corp., 1.02%                                    250,000         2/12/04         249,922
Merck & Company, Inc., 0.97%                   1,500,000         2/12/04       1,499,555
Merck & Company, Inc., 0.98%                   1,617,000         2/13/04       1,616,472
Toronto Dominion Holdings,
 Inc., 1.07%                                   3,493,000         2/11/04       3,491,962
UBS Finance Inc., 1.01%                        1,100,000         2/12/04       1,099,661
                                                                           -------------

TOTAL COMMERCIAL PAPER (COST $18,542,878)                                     18,542,879
                                                                           -------------

                                                                              VALUE
                                                               SHARES        (NOTE 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 15.9%
State Street Navigator Securities
 Lending Prime Portfolio,                                     11,310,775      11,310,775
                                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $11,310,775)                                                           11,310,775
                                                                           -------------
TOTAL INVESTMENTS - (COST $98,252,270)-140.3%                                 99,727,379
                                                                           -------------
CASH AND OTHER ASSETS, LESS LIABILITIES - (40.3%)                            (28,671,043)
NET ASSETS - 100.0%                                                        $  71,056,336
                                                                           =============

FEDERAL INCOME TAX INFORMATION:
At January 31, 2004, the net unrealized
 appreciation of investments based on
 cost for federal income tax purposes of
 $98,399,493 was as follows:
Aggregate gross unrealized appreciation
 for all investments in which there is
 an excess of value over tax cost                                          $   1,571,586
Aggregate gross unrealized depreciation
 for all investments in which there is
 an excess of tax cost over value                                               (243,701)
                                                                           -------------
                                                                           $   1,327,885
                                                                           =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

*A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2004.

+Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at January 31, 2004, were $4,331,422 and $4,411,584 (6.21% of net assets), respectively.

++Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month London Interbank Offered Rate (LIBOR) plus 0.8125%.

Futures contracts open at January 31, 2004, are as follows:

                                         NUMBER OF          NOTIONAL            EXPIRATION         UNREALIZED APPRECIATION
            TYPE                         CONTRACTS           COST                 MONTH                 (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
2-Year U.S. Treasury Notes Long             29           $   5,800,000          March 2004             $     3,933
10-Year U.S. Treasury Notes Short          (19)             (1,900,000)         March 2004                 (19,653)
                                                                                                       -----------
                                                                                                       $   (15,720)
                                                                                                       ===========

Forward currency exchange contracts oustanding at January 31, 2004, are as follows:

                                            TOATL            CONTRACT            UNREALIZED               DELIVERY
                                            VALUE             PRICE             APPRECIATION                DATE
---------------------------------------------------------------------------------------------------------------------------
Sell Euro U.S. dollars                    75,000 EUR        0.79777 EUR             945                    3/22/04

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH INSTITUTIONAL
LARGE CAP GROWTH FUND

Investment Portfolio                                            January 31, 2004

                                                                           VALUE
                                                         SHARES           (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS 99.0%
AUTOMOBILES & TRANSPORTATION 0.5%
AIR TRANSPORT 0.5%
Expeditors International
 Washington Inc.                                                 470   $        17,583
                                                                       ---------------
TOTAL AUTOMOBILES & TRANSPORTATION                                              17,583
                                                                       ---------------

CONSUMER DISCRETIONARY 24.0%
CASINOS/GAMBLING, HOTEL/MOTEL 3.1%
Caesars Entertainment Inc.*                                    3,480            39,846
International Game Technology Inc.                             2,254            84,435
                                                                       ---------------
                                                                               124,281
                                                                       ---------------

COMMERCIAL SERVICES 2.5%
InterActiveCorp                                                1,891            61,269
Manpower Inc.*                                                   851            39,469
                                                                       ---------------
                                                                               100,738
                                                                       ---------------

COMMUNICATIONS, MEDIA & ENTERTAINMENT 4.2%
Univision Communications Inc. Cl. A*                           1,814            64,161
Walt Disney Co.                                                4,300           103,200
                                                                       ---------------
                                                                               167,361
                                                                       ---------------

CONSUMER ELECTRONICS 2.4%
Harman International Inc.                                        440            32,661
Yahoo!, Inc.*                                                  1,365            63,950
                                                                       ---------------
                                                                                96,611
                                                                       ---------------

CONSUMER SERVICES 1.0%
Career Education Corp.*                                          830            41,799
                                                                       ---------------

PRINTING & PUBLISHING 2.0%
The News Corp. Ltd. ADR                                        2,190            80,636
                                                                       ---------------

RESTAURANTS 1.1%
Starbucks Corp.*                                               1,200            44,112
                                                                       ---------------

RETAIL 6.0%
Bed Bath & Beyond Inc.*                                        1,500            60,915
Best Buy Company Inc.                                            572            28,823
Dollar General Corp.                                             860            19,109
Lowes Companies Inc.                                             906            48,516
Nordstrom Inc.                                                 1,050            41,265
Staples Inc.*                                                  1,550            41,246
                                                                       ---------------
                                                                               239,874
                                                                       ---------------

ATHLETIC FOOTWEAR 1.0%
Nike Inc. Cl. B                                                  590   $        41,099
                                                                       ---------------
TEXTILE APPAREL MANUFACTURERS 0.7%
Coach Inc.*                                                      812            28,769
                                                                       ---------------
TOTAL CONSUMER DISCRETIONARY                                                   965,280
                                                                       ---------------

CONSUMER STAPLES 5.7%
BEVERAGES 2.0%
Coca-Cola Co.                                                  1,660            81,738
                                                                       ---------------

DRUG & GROCERY STORE CHAINS 0.5%
Whole Foods Market Inc.                                          301            20,309
                                                                       ---------------

HOUSEHOLD PRODUCTS 3.2%
Clorox Co.                                                       647            31,625
Procter & Gamble Co.                                             937            94,712
                                                                       ---------------
                                                                               126,337
                                                                       ---------------
TOTAL CONSUMER STAPLES                                                         228,384
                                                                       ---------------

FINANCIAL SERVICES 12.0%
INSURANCE 2.0%
American International Group Inc.                              1,192            82,784
                                                                       ---------------

MISCELLANEOUS FINANCIAL 7.5%
American Express Co.                                           1,399            72,524
Capital One Financial Corp.                                      390            27,721
Citigroup Inc.                                                 1,740            86,096
MBNA Corp.                                                     2,350            63,356
SLM Corp.                                                      1,363            52,339
                                                                       ---------------
                                                                               302,036
                                                                       ---------------

SECURITIES BROKERAGE & SERVICES 2.5%
Ameritrade Holding Corp.*                                      2,700            42,795
Goldman Sachs Group Inc.                                         570            56,744
                                                                       ---------------
                                                                                99,539
                                                                       ---------------
TOTAL FINANCIAL SERVICES                                                       484,359
                                                                       ---------------


HEALTH CARE 19.7%
DRUGS & BIOTECHNOLOGY 16.7%
Allergan Inc.                                                    323            26,761
Amgen Inc.*                                                    1,107            71,390
Biogen Idec Inc.*                                                670            28,669
Chiron Corp.*                                                    730            37,741
Forest Laboratories Inc.*                                        601            44,769

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           VALUE
                                                         SHARES           (NOTE 1)
--------------------------------------------------------------------------------------
Genentech, Inc.*                                                 490   $        46,795
Gilead Sciences, Inc.*                                           290            15,912
Invitrogen Corp.*                                                540            41,580
Johnson & Johnson Ltd.                                           850            45,407
Millennium Pharmaceuticals Inc.*                               1,980            34,927
Novartis AG ADR                                                1,756            79,283
Pfizer Inc.                                                    4,855           177,839
Teva Pharmaceutical
 Industries Ltd. ADR                                             310            19,403
                                                                       ---------------
                                                                               670,476
                                                                       ---------------

HOSPITAL SUPPLY 3.0%
Guidant Corp.                                                    740            47,271
Medtronic Inc.                                                 1,135            55,865
St. Jude Medical Inc.*                                           280            20,041
                                                                       ---------------
                                                                               123,177
                                                                       ---------------
TOTAL HEALTH CARE                                                              793,653
                                                                       ---------------

OTHER 2.6%
MULTI-SECTOR 2.6%
General Electric Co.                                           2,511            84,445
Tyco International Ltd.                                          750            20,062
                                                                       ---------------
TOTAL OTHER                                                                    104,507
                                                                       ---------------

OTHER ENERGY 5.3%
GAS PIPELINES 0.8%
EOG Resources Inc.                                               750            33,975
                                                                       ---------------

MISCELLANEOUS ENERGY 0.4%
Consol Energy Inc.                                               770            17,787
                                                                       ---------------

OIL & GAS PRODUCERS 1.6%
Burlington Resources Inc.                                        548            29,997
Newfield Exploration Co.*                                        710            33,505
                                                                       ---------------
                                                                                63,502
                                                                       ---------------

OIL WELL EQUIPMENT & SERVICES 2.5%
Halliburton Co.                                                1,550            46,733
Nabors Industries Ltd.*                                        1,188            52,272
                                                                       ---------------
                                                                                99,005
                                                                       ---------------
TOTAL OTHER ENERGY                                                             214,269
                                                                       ---------------
PRODUCER DURABLES 3.1%
INDUSTRIAL PRODUCTS 1.1%
American Power Conversion Corp.                                1,750   $        43,383
                                                                       ---------------

PRODUCTION TECHNOLOGY EQUIPMENT 2.0%
Applied Materials Inc.*                                        2,170            47,219
Teradyne Inc.*                                                 1,310            35,239
                                                                       ---------------
                                                                                82,458
                                                                       ---------------
TOTAL PRODUCER DURABLES                                                        125,841
                                                                       ---------------


TECHNOLOGY 25.0%
COMMUNICATIONS TECHNOLOGY 5.5%
Cisco Systems Inc.*                                            6,265           160,635
Qualcomm Inc.                                                  1,050            61,341
                                                                       ---------------
                                                                               221,976
                                                                       ---------------

COMPUTER SOFTWARE 5.6%
Microsoft Corp.                                                3,392            93,789
Red Hat Inc.*                                                  1,040            19,791
SAP AG ADR                                                     1,431            59,329
Siebel Systems Inc.*                                           3,860            51,454
                                                                       ---------------
                                                                               224,363
                                                                       ---------------

COMPUTER TECHNOLOGY 2.0%
Dell Inc.*                                                     1,427            47,762
Sandisk Corp.*                                                   630            34,297
                                                                       ---------------
                                                                                82,059
                                                                       ---------------

ELECTRONICS 1.0%
Flextronics International Ltd.*                                2,160            41,040
                                                                       ---------------

ELECTRONICS: SEMICONDUCTORS/COMPONENTS 10.9%
Broadcom Corp. Cl. A*                                            740            30,037
Cypress Semiconductor Corp.*                                   2,600            55,120
Fairchild Semiconductor
 International Inc.*                                           1,660            40,670
Intel Corp.                                                    3,929           120,227
Linear Technology Corp.                                        2,342            93,680
PMC Sierra Inc.*                                               1,700            37,247
Texas Instruments Inc.                                         1,930            60,505
                                                                       ---------------
                                                                               437,486
                                                                       ---------------
TOTAL TECHNOLOGY                                                             1,006,924
                                                                       ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           VALUE
                                                         SHARES           (NOTE 1)
--------------------------------------------------------------------------------------
UTILITIES 1.1%
CABLE TELEVISION & RADIO 1.1%
Comcast Corp.*                                                 1,290   $        42,506
                                                                       ---------------

TOTAL UTILITIES                                                                 42,506
                                                                       ---------------
TOTAL COMMON STOCKS (COST $3,296,345)                                        3,983,306
                                                                       ---------------

SHORT-TERM INVESTMENTS 4.2%
State Street Navigator
 Securities Lending Prime Portfolio                          164,423           164,423
                                                                       ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $164,423)                                   164,423
                                                                       ---------------

TOTAL INVESTMENTS (COST $3,460,768) - 103.2%                                 4,147,729

CASH AND OTHER ASSETS, LESS LIABILITIES - (3.2%)                              (123,550)
                                                                       ---------------
NET ASSETS - 100.0%                                                    $     4,024,179
                                                                       ===============

FEDERAL INCOME TAX INFORMATION:
At January 31, 2004, the net unrealized
 depreciation of investments based on cost for
 federal income tax purposes of $3,463,495 was as
 follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost                                                         $       707,302
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax
 cost over value                                                               (23,068)
                                                                       ---------------
                                                                       $       684,234
                                                                       ===============

*Non-income-producing securities
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH INSTITUTIONAL
LARGE CAP ANALYST FUND

Investment Portfolio                                            January 31, 2004

                                                                           VALUE
                                                         SHARES           (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS 99.2%

AUTOMOBILES & TRANSPORTATION 1.0%
AUTOMOTIVE PARTS 0.5%
Navistar International Corp.*                                    760   $        36,138
                                                                       ---------------
MISCELLANEOUS TRANSPORTATION 0.5%
United Parcel Service Inc. Cl. B                                 500            35,635
                                                                       ---------------
TOTAL AUTOMOBILES & TRANSPORTATION                                              71,773
                                                                       ---------------

CONSUMER DISCRETIONARY 14.0%
CASINOS/GAMBLING, HOTEL/MOTEL 1.0%
International Game Technology Inc.                             2,110            79,041
                                                                       ---------------
COMMERCIAL SERVICES 2.4%
Cendant Corp.*                                                 2,030            45,979
InterActiveCorp*                                               4,130           133,812
                                                                       ---------------
                                                                               179,791
                                                                       ---------------

COMMUNICATIONS, MEDIA & ENTERTAINMENT 2.7%
Alliance Gaming Corp.*                                         1,640            39,524
Univision Communications Inc. Cl. A*                             920            32,540
Walt Disney Co.                                                5,440           130,560
                                                                       ---------------
                                                                               202,624
                                                                       ---------------

LEISURE TIME 0.7%
Carnival Corp.                                                 1,120            49,750
                                                                       ---------------

PRINTING & PUBLISHING 0.5%
News Corp. Ltd. ADR                                            1,020            37,556
                                                                       ---------------

RESTAURANTS 0.5%
Starbucks Corp.*                                               1,120            41,171
                                                                       ---------------

RETAIL 5.1%
Bed Bath & Beyond Inc.*                                        1,210            49,138
Best Buy Company Inc.                                            730            36,785
Chicos FAS Inc.*                                               1,140            41,998
Federated Department Stores Inc.                               1,060            50,329
GAP Inc.                                                       1,890            35,116
Home Depot Inc.                                                1,560            55,333
Lowes Companies Inc.                                             660            35,343
Nordstrom Inc.                                                 1,950            76,635
                                                                       ---------------
                                                                               380,677
                                                                       ---------------

ATHLETIC FOOTWEAR 0.6%
Nike Inc. Cl. B                                                  660            45,976
                                                                       ---------------

TEXTILE APPAREL MANUFACTURERS 0.5%
Coach Inc.*                                                      990   $        35,076
                                                                       ---------------
TOTAL CONSUMER DISCRETIONARY                                                 1,051,662
                                                                       ---------------

CONSUMER STAPLES 6.4%
BEVERAGES 2.1%
Coca-Cola Co.                                                  2,300           113,252
PepsiCo Inc.                                                     880            41,589
                                                                       ---------------
                                                                               154,841
                                                                       ---------------


DRUG & GROCERY STORE CHAINS 1.2%
CVS Corp.                                                      1,450            51,794
Whole Foods Market Inc.                                          530            35,759
                                                                       ---------------
                                                                                87,553
                                                                       ---------------

FOODS 0.5%
Dean Foods Co.*                                                1,190            38,080
                                                                       ---------------

HOUSEHOLD PRODUCTS 1.2%
Procter & Gamble Co.                                             900            90,972
                                                                       ---------------

TOBACCO 1.4%
Altria Group Inc.                                              1,920           106,733
                                                                       ---------------
TOTAL CONSUMER STAPLES                                                         478,179
                                                                       ---------------

FINANCIAL SERVICES 22.2%
BANKS & SAVINGS & LOAN 6.1%
Bank of America Corp.                                            930            75,758
Bank of New York Co., Inc.                                     1,320            41,910
Bank One Corp.                                                   880            44,537
Fifth Third Bancorp                                            1,000            57,790
J.P. Morgan Chase & Co.                                          980            38,112
US Bancorp                                                     1,420            40,143
Wachovia Corp.                                                 1,210            55,951
Wells Fargo & Co.                                              1,830           105,060
                                                                       ---------------
                                                                               459,261
                                                                       ---------------

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.0%
First Data Corp.                                               1,850            72,446
                                                                       ---------------

INSURANCE 4.6%
ACE Ltd.                                                       1,020            44,288
AFLAC Inc.                                                     1,090            40,199
American International Group Inc.                              2,120           147,234
Hartford Financial Services Group Inc.                         1,760           113,239
                                                                       ---------------
                                                                               344,960
                                                                       ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           VALUE
                                                         SHARES           (NOTE 1)
--------------------------------------------------------------------------------------
MISCELLANEOUS FINANCIAL 8.7%
AMBAC Financial Group Inc.                                       510   $        38,133
American Express Co.                                           2,200           114,048
Citigroup Inc.                                                 4,840           239,483
Federal Home Loan Mortgage Corp.                                 880            54,930
Federal National Mortgage Association                          1,070            82,497
MBNA Corp.                                                     1,620            43,675
Willis Group Holdings Ltd.                                     2,110            78,070
                                                                       ---------------
                                                                               650,836
                                                                       ---------------

SECURITIES BROKERAGE & SERVICES 1.9%
Lehman Brothers Holdings Inc.                                    510            41,871
Morgan Stanley Inc.                                            1,750           101,867
                                                                       ---------------
                                                                               143,738
                                                                       ---------------
TOTAL FINANCIAL SERVICES                                                     1,671,241
                                                                       ---------------

HEALTH CARE 13.8%
DRUGS & BIOTECHNOLOGY 9.8%
Amgen Inc.*                                                    1,360            87,706
Biogen Idec Inc.*                                                874            37,399
Forest Laboratories Inc.*                                        770            57,357
Gilead Sciences Inc.*                                            970            53,224
Johnson & Johnson Ltd.                                           720            38,462
Novartis AG ADR                                                3,230           145,835
Pfizer Inc.                                                    4,440           162,637
Teva Pharmaceutical Industries Ltd. ADR                        1,220            76,360
Wyeth Inc.                                                     1,890            77,396
                                                                       ---------------
                                                                               736,376
                                                                       ---------------

HEALTH CARE FACILITIES 1.0%
HCA Inc.                                                       1,720            77,228
                                                                       ---------------

HEALTH CARE SERVICES 1.0%
Caremark Rx Inc.*                                              1,300            34,775
WellPoint Health Networks Inc. Cl. A*                            370            38,850
                                                                       ---------------
                                                                                73,625
                                                                       ---------------

HOSPITAL SUPPLY 2.0%
Guidant Corp.                                                  1,300            83,044
Medtronic Inc.                                                 1,320            64,970
                                                                       ---------------
                                                                               148,014
                                                                       ---------------
TOTAL HEALTH CARE                                                            1,035,243
                                                                       ---------------

INTEGRATED OILS 3.4%
INTEGRATED INTERNATIONAL 3.4%
BP plc ADR                                                       880   $        41,888
Exxon Mobil Corp.                                              3,350           136,646
Total Fina SA ADR                                                880            77,704
                                                                       ---------------
TOTAL INTEGRATED OILS                                                          256,238
                                                                       ---------------

MATERIALS & PROCESSING 3.4%
CHEMICALS 2.1%
Air Products & Chemicals Inc.                                    660            32,941
Dow Chemical Co.                                               2,200            92,290
Sherwin Williams Co.                                           1,080            36,439
                                                                       ---------------
                                                                               161,670
                                                                       ---------------

OFFICE SUPPLIES 0.6%
Avery Dennison Corp.                                             690            42,890
                                                                       ---------------

PAPER & FOREST PRODUCTS 0.7%
International Paper Co.                                        1,280            54,106
                                                                       ---------------
TOTAL MATERIALS & PROCESSING                                                   258,666
                                                                       ---------------

OTHER 3.0%
MULTI-SECTOR 3.0%
General Electric Co.                                           4,320           145,282
ITT Industries Inc.                                            1,030            76,776
                                                                       ---------------
TOTAL OTHER                                                                    222,058
                                                                       ---------------

OTHER ENERGY 2.6%
MISCELLANEOUS ENERGY 0.6%
Arch Coal Inc.                                                   380            10,496
Consol Energy Inc.                                               450            10,395
Massey Energy Co.                                                580            11,600
Peabody Energy Corp.                                             280            11,208
                                                                       ---------------
                                                                                43,699
                                                                       ---------------

OIL & GAS PRODUCERS 1.1%
Burlington Resources Inc.                                        770            42,150
Tom Brown Inc.*                                                1,270            39,497
                                                                       ---------------
                                                                                81,647
                                                                       ---------------

OIL WELL EQUIPMENT & SERVICES 0.9%
BJ Services Co.*                                                 880            34,443
Patterson-UTI Energy Inc.*                                       990            34,234
                                                                       ---------------
                                                                                68,677
                                                                       ---------------
TOTAL OTHER ENERGY                                                             194,023
                                                                       ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           VALUE
                                                         SHARES           (NOTE 1)
--------------------------------------------------------------------------------------
PRODUCER DURABLES 8.1%
AEROSPACE 1.2%
United Technologies Corp.                                        950   $        90,763
                                                                       ---------------

INDUSTRIAL PRODUCTS 1.5%
American Power Conversion Corp.                                4,570           113,290
                                                                       ---------------

MACHINERY 2.1%
AGCO Corp.*                                                    4,070            82,051
Illinois Tool Works Inc.                                         460            35,926
Ingersoll Rand Co.                                               590            39,253
                                                                       ---------------
                                                                               157,230
                                                                       ---------------

MISCELLANEOUS EQUIPMENT 1.1%
Pentair Inc.                                                   1,760            80,397
                                                                       ---------------

PRODUCTION TECHNOLOGY EQUIPMENT 1.7%
Applied Materials Inc.*                                        3,320            72,244
KLA-Tencor Corp.*                                                960            54,787
                                                                       ---------------
                                                                               127,031
                                                                       ---------------

TELECOMMUNICATIONS EQUIPMENT 0.5%
Andrew Corp.*                                                  2,180            37,365
                                                                       ---------------
TOTAL PRODUCER DURABLES                                                        606,076
                                                                       ---------------

TECHNOLOGY 14.4%
COMMUNICATIONS TECHNOLOGY 1.9%
Cisco Systems Inc.*                                            5,620           144,097

COMPUTER SOFTWARE 2.6%
Microsoft Corp.                                                3,760           103,964
Oracle Corp.*                                                  2,640            36,458
Symantec Corp.*                                                1,500            58,200
                                                                       ---------------
                                                                               198,622
                                                                       ---------------

COMPUTER TECHNOLOGY 3.8%
Dell Inc.*                                                     2,060            68,948
EMC Corp.*                                                     3,110            43,665
Hewlett-Packard Co.                                            2,270            54,003
Ingram Micro Inc. Cl. A*                                       3,330            55,611
Sandisk Corp.*                                                 1,130            61,517
                                                                       ---------------
                                                                               283,744
                                                                       ---------------

ELECTRONICS 0.8%
Flextronics International Ltd.*                                3,110            59,090
                                                                       ---------------

ELECTRONICS: SEMICONDUCTORS/COMPONENTS 5.3%
Intel Corp.                                                    5,020   $       153,612
Jabil Circuit Inc.*                                            1,550            45,880
Linear Technology Corp.                                        1,390            55,600
Marvell Technology Group Ltd.*                                 1,600            66,560
PerkinElmer Inc.                                               1,820            37,583
Texas Instruments Inc.                                         1,170            36,680
                                                                       ---------------
                                                                               395,915
                                                                       ---------------
TOTAL TECHNOLOGY                                                             1,081,468
                                                                       ---------------

UTILITIES 6.9%
CABLE TELEVISION & RADIO 1.9%
Comcast Corp.*                                                 2,220            73,149
Cox Communications Inc.Cl. A*                                  2,090            71,603
                                                                       ---------------
                                                                               144,752
                                                                       ---------------
ELECTRICAL 0.8%
Exelon Corp.                                                     880            58,942
                                                                       ---------------

GAS DISTRIBUTION 0.5%
Williams Companies Inc.                                        3,450            34,983
                                                                       ---------------

TELECOMMUNICATIONS 3.7%
Alltel Corp.                                                     710            34,563
BellSouth Corp.                                                1,250            36,538
Qwest Communications
International Inc.*                                            8,280            33,451
SBC Communications Inc.                                        2,610            66,555
Verizon Communications Inc.                                    3,020           111,317
                                                                       ---------------
                                                                               282,424
                                                                       ---------------
TOTAL UTILITIES                                                                521,101
                                                                       ---------------
TOTAL COMMON STOCKS AND
 INVESTMENTS (COST $6,518,065) - 99.2%                                       7,447,728

CASH AND OTHER ASSETS, LESS LIABILITIES - 0.8%                                  63,564
                                                                       ---------------
NET ASSETS - 100.0%                                                    $     7,511,292
                                                                       ===============

FEDERAL INCOME TAX INFORMATION:
At January 31, 2004, the net unrealized
 appreciation of investments based on cost for
 federal income tax purposes of $6,578,866 was as
 follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost                                                         $       981,694
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax
 cost over value                                                              (112,832)
                                                                       ---------------
                                                                       $       868,862
                                                                       ===============

*Nonincome-producing securities.
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Statements of Assets and Liabilities                            January 31, 2004

                                                                STATE STREET RESEARCH     STATE STREET RESEARCH
                                                                    INSTITUTIONAL            INSTITUTIONAL
                                                                     CORE FIXED             CORE PLUS FIXED
                                                                    INCOME FUND               INCOME FUND
                                                               -----------------------   -----------------------
ASSETS
Investments, at value                                          $           100,599,312   $            99,727,379
Cash                                                                                --                    19,973
Receivable for securities sold                                               6,284,127                 6,266,725
Interest and dividends receivable                                              558,847                   703,139
Receivable from adviser (Note 3)                                                 2,070                     2,692
Unrealized gain on foreign currency
 exchange contract (Note 1)                                                         --                       945
Other assets                                                                     1,336                        --
                                                               -----------------------   -----------------------
                                                                           107,445,692               106,720,853

LIABILITIES
Payable for collateral received on securities loaned                        11,532,843                11,310,775
Payable to custodian                                                            90,240                        --
Payable for securities purchased                                            24,502,149                24,330,265
Payable for futures variation margin                                             1,260                     5,211
Accrued management fee (Note 2)                                                 14,533                    18,266
                                                               -----------------------   -----------------------
                                                                            36,141,025                35,664,517
                                                               -----------------------   -----------------------
NET ASSETS                                                     $            71,304,667   $            71,056,336
                                                               =======================   =======================

NET ASSETS CONSIST OF:
   Undistributed (distribution in excess of)
      net investment income                                    $               123,200   $               286,205
   Unrealized appreciation of investments                                    1,162,416                 1,475,109
   Unrealized appreciation (depreciation)
      of futures contracts                                                       5,986                   (15,720)
   Unrealized appreciation of foreign currency
    and foreign currency transactions                                               --                       876
   Accumulated net realized gain (loss)                                        474,015                   725,161
   Paid-in capital                                                          69,539,050                68,584,705
                                                               -----------------------   -----------------------
                                                               $            71,304,667   $            71,056,336
                                                               =======================   =======================


Shares                                                                       6,676,509                 6,704,980
                                                               =======================   =======================

Net Asset Value and redemption price per share                 $                 10.68   $                 10.60
                                                               =======================   =======================

Cost of Investments                                            $            99,436,896   $            98,252,270
                                                               =======================   =======================

                                                                STATE STREET RESEARCH     STATE STREET RESEARCH
                                                                    INSTITUTIONAL             INSTITUTIONAL
                                                                     LARGE CAP                 LARGE CAP
                                                                    GROWTH FUND               ANALYST FUND
                                                               -----------------------   -----------------------
ASSETS
Investments, at value                                          $             4,147,729   $             7,447,728
Cash                                                                            62,797                    76,440
Receivable for securities sold                                                 154,061                   129,086
Interest and dividends receivable                                                1,857                     7,505
Receivable from adviser (Note 3)                                                    --                        --
Unrealized gain on foreign currency
   exchange contract (Note 1)                                                       --                        --
Other assets                                                                        91                       669
                                                               -----------------------   -----------------------
                                                                             4,366,535                 7,661,428

LIABILITIES
Payable for collateral received on securities loaned                           164,423                        --
Payable to custodian                                                                --                        --
Payable for securities purchased                                               176,467                   147,423
Payable for futures variation margin                                                --                        --
Accrued management fee (Note 2)                                                  1,466                     2,713
                                                               -----------------------   -----------------------
                                                                               342,356                   150,136
                                                               -----------------------   -----------------------
NET ASSETS                                                     $             4,024,179   $             7,511,292
                                                               =======================   =======================

NET ASSETS CONSIST OF:
   Undistributed (distribution in excess of)
      net investment income                                    $                (2,344)  $                 3,647
   Unrealized appreciation of investments                                      686,961                   929,663
   Unrealized appreciation (depreciation)
      of futures contracts                                                          --                        --
   Unrealized appreciation of foreign currency
    and foreign currency transactions                                               --                        --
   Accumulated net realized gain (loss)                                     (2,932,198)                 (838,679)
   Paid-in capital                                                           6,271,760                 7,416,661
                                                               -----------------------   -----------------------
                                                               $             4,024,179   $             7,511,292
                                                               =======================   =======================


Shares                                                                         655,342                   763,480
                                                               =======================   =======================

Net Asset Value and redemption price per share                 $                  6.14   $                  9.84
                                                               =======================   =======================

Cost of Investments                                            $             3,460,768   $             6,518,065
                                                               =======================   =======================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Statements of Operations

For the year ended January 31, 2004

                                                                STATE STREET RESEARCH     STATE STREET RESEARCH
                                                                    INSTITUTIONAL            INSTITUTIONAL
                                                                     CORE FIXED             CORE PLUS FIXED
                                                                    INCOME FUND               INCOME FUND
                                                               -----------------------   -----------------------
INVESTMENT INCOME
Interest (Note 1)                                              $             2,076,658   $             2,440,624
Dividends*                                                                          --                        --
                                                               -----------------------   -----------------------
                                                                             2,076,658                 2,440,624
EXPENSES
Management fee (Note 2)                                                        149,277                   184,466
Expenses borne by the Adviser (Note 3)                                              --                   (13,729)
                                                               -----------------------   -----------------------
                                                                               149,277                   170,737
                                                               -----------------------   -----------------------
Net investment income                                                        1,927,381                 2,269,887
                                                               -----------------------   -----------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, FUTURES
CONTRACTS AND OPTIONS
Net realized gain on investments (Notes 1 and 4)                             1,571,902                 2,451,188
Net realized gain (loss) on futures contracts
   and options (Note 1)                                                        164,692                   (48,736)
Net realized gain on foreign currency
   and forward contracts (Note 1)                                                   --                       583
                                                               -----------------------   -----------------------
   Total net realized gain                                                   1,736,594                 2,403,035
                                                               -----------------------   -----------------------

Change in unrealized appreciation (depreciation)
   of investments                                                             (659,679)                 (366,051)
Change in unrealized appreciation of futures contracts                           7,685                    28,591
Change in unrealized appreciation of foreign currency
   and forward contracts                                                            --                       876
                                                               -----------------------   -----------------------
   Total change in unrealized appreciation (depreciation)                     (651,994)                 (336,584)
                                                               -----------------------   -----------------------

Net gain on investments, foreign currency,
   forward contracts, futures and options                                    1,084,600                 2,066,451
                                                               -----------------------   -----------------------
Net increase in net assets resulting from operations           $             3,011,981   $             4,336,338
                                                               =======================   =======================

                                                                STATE STREET RESEARCH     STATE STREET RESEARCH
                                                                    INSTITUTIONAL             INSTITUTIONAL
                                                                     LARGE CAP                 LARGE CAP
                                                                    GROWTH FUND               ANALYST FUND
                                                               -----------------------   -----------------------
INVESTMENT INCOME
Interest (Note 1)                                              $                 2,577   $                   983
Dividends*                                                                     107,611                    87,750
                                                               -----------------------   -----------------------
                                                                               110,188                    88,733
EXPENSES
Management fee (Note 2)                                                         60,204                    27,919
Expenses borne by the Adviser (Note 3)                                              --                        --
                                                               -----------------------   -----------------------
                                                                                60,204                    27,919
                                                               -----------------------   -----------------------
Net investment income                                                           49,984                    60,814
                                                               -----------------------   -----------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, FUTURES
CONTRACTS AND OPTIONS
Net realized gain on investments (Notes 1 and 4)                             2,637,564                   335,646
Net realized gain (loss) on futures contracts
   and options (Note 1)                                                             --                        --
Net realized gain on foreign currency
   and forward contracts (Note 1)                                                   --                        --
                                                               -----------------------   -----------------------
   Total net realized gain                                                   2,637,564                   335,646
                                                               -----------------------   -----------------------

Change in unrealized appreciation (depreciation)
   of investments                                                            1,426,185                 1,571,624
Change in unrealized appreciation of futures contracts                              --                        --
Change in unrealized appreciation of foreign currency
   and forward contracts                                                            --                        --
                                                               -----------------------   -----------------------
   Total change in unrealized appreciation (depreciation)                    1,426,185                 1,571,624
                                                               -----------------------   -----------------------

Net gain on investments, foreign currency,
   forward contracts, futures and options                                    4,063,749                 1,907,270
                                                               -----------------------   -----------------------
Net increase in net assets resulting from operations           $             4,113,733   $             1,968,084
                                                               =======================   =======================

*DIVIDEND INCOME IS NET OF FOREIGN WITHOLDING TAXES OF $0, $0, $2,452 AND $0, RESPECTIVELY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

                                                      STATE STREET RESEARCH INSTITUTIONAL     STATE STREET RESEARCH INSTITUTIONAL
                                                             CORE FIXED INCOME FUND                CORE PLUS FIXED INCOME FUND
                                                      ------------------------------------    ------------------------------------
                                                            YEARS ENDED JANUARY 31                  YEARS ENDED JANUARY 31
                                                      ------------------------------------    ------------------------------------
                                                            2004               2003**               2004               2003**
                                                      ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                 $      1,927,381    $      3,173,598    $      2,269,887    $      3,698,413
Net realized gain on investments, foreign currency,
      futures and options                                    1,736,594           1,217,946           2,403,035             781,579
Change in unrealized appreciation (depreciation)
 of investments, foreign currency futures                     (651,994)          1,218,994            (336,584)          1,344,724
                                                      ----------------    ----------------    ----------------    ----------------
Net increase resulting from operations                       3,011,981           5,610,538           4,336,338           5,824,716
                                                      ----------------    ----------------    ----------------    ----------------

Dividends from net investment income:                       (2,381,270)         (3,531,091)         (2,627,353)         (3,918,058)
                                                      ----------------    ----------------    ----------------    ----------------

Distributions from capital gains:                           (1,670,277)           (248,752)         (1,756,586)           (113,989)
                                                      ----------------    ----------------    ----------------    ----------------

Share Transactions:
Proceeds from sale of shares                                12,233,336           1,493,866          19,564,569          21,708,683
Net asset value of shares issued in payment of:
   Dividends from net investment income                      2,380,192           2,969,843           2,626,226           3,187,586
   Distributions from capital gains                          1,669,534             250,419           1,755,859             113,924
Cost of shares repurchased                                  (1,302,634)        (18,287,175)         (8,250,038)        (35,872,928)
                                                      ----------------    ----------------    ----------------    ----------------

Net increase (decrease) from fund share
  transactions (Note 6)                                     14,980,428         (13,573,047)         15,696,616         (10,862,735)
                                                      ----------------    ----------------    ----------------    ----------------

Total increase (decrease) in net assets                     13,940,862         (11,742,352)         15,649,015          (9,070,066)

NET ASSETS
Beginning of year                                           57,363,805          69,106,157          55,407,321          64,477,387
                                                      ----------------    ----------------    ----------------    ----------------
End of year*                                          $     71,304,667    $     57,363,805    $     71,056,336    $     55,407,321
                                                      ================    ================    ================    ================

Number of shares:
   Sold                                                      1,136,330             140,583           1,857,628           2,088,678
Issued upon reinvestment of:
   Dividends from net investment income                        220,692             279,037             246,205             310,324
   Distributions from capital gains                            156,865              23,624             166,281              11,202
   Repurchased                                                (118,735)         (1,703,506)           (773,076)         (3,420,863)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in fund shares                       1,395,152          (1,260,262)          1,497,038          (1,010,659)
                                                      ================    ================    ================    ================

*INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $123,200 AND $141,385, AND $286,205 AND $191,788, RESPECTIVELY.

**AUDITED BY OTHER AUDITORS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      STATE STREET RESEARCH INSTITUTIONAL     STATE STREET RESEARCH INSTITUTIONAL
                                                             LARGE CAP GROWTH FUND                   LARGE CAP ANALYST FUND
                                                      ------------------------------------    ------------------------------------
                                                            YEARS ENDED JANUARY 31                  YEARS ENDED JANUARY 31
                                                      ------------------------------------    ------------------------------------
                                                            2004               2003**               2004               2003**
                                                      ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                 $         49,984    $         82,840    $         60,814    $         48,746
Net realized gain (loss) on investments                      2,637,564          (5,168,538)            335,646          (1,131,627)
Change in unrealized appreciation (depreciation)
 of investments                                              1,426,185            (541,099)          1,571,624            (540,425)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) resulting from operations            4,113,733          (5,626,797)          1,968,084          (1,623,306)
                                                      ----------------    ----------------    ----------------    ----------------
Dividends from net investment income:                          (59,197)            (65,257)            (60,695)            (51,605)
                                                      ----------------    ----------------    ----------------    ----------------

Share Transactions:
Proceeds from sale of shares                                         -          22,816,367             400,000           8,978,378
Net asset value of shares issued in payment of:
   Dividends from net investment income                         10,702              56,738              20,695              13,605
Cost of shares repurchased                                 (16,697,708)         (6,764,140)                (31)         (6,995,996)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) from fund share
  transactions (Note 6)                                    (16,687,006)         16,108,965             420,664           1,995,987
                                                      ----------------    ----------------    ----------------    ----------------
Total increase (decrease) in net assets                    (12,632,470)         10,416,911           2,328,053             321,076

NET ASSETS
Beginning of year                                           16,656,649           6,239,738           5,183,239           4,862,163
                                                      ----------------    ----------------    ----------------    ----------------
End of year*                                          $      4,024,179    $     16,656,649    $      7,511,292    $      5,183,239
                                                      ================    ================    ================    ================

Number of shares:
Sold                                                                 -           4,117,861              43,478             933,741
Issued upon reinvestment of:
   Dividends from net investment income                          2,263              11,870               2,209               1,851
    Repurchased                                             (2,924,904)         (1,453,666)                 (3)           (717,797)
                                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in fund shares                      (2,922,641)          2,676,065              45,684             217,795
                                                      ================    ================    ================    ================

* INCLUDING UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME OF $(2,344) AND $5,865, AND $3,647 AND $3,528, RESPECTIVELY.

**AUDITED BY OTHER AUDITORS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Notes                                                           January 31, 2004


NOTE 1

State Street Research Institutional Funds (the "Trust") is organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Institutional Core Fixed Income Fund (the "Institutional Core Fixed Fund"), State Street Research Institutional Core Plus Fixed Income Fund (the "Institutional Core Plus Fund"), State Street Research Institutional Large Cap Growth Fund (the "Institutional Large Cap Growth Fund") and State Street Research Institutional Large Cap Analyst Fund (the "Institutional Large Cap Analyst Fund") (collectively, the "Funds"). State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), serves as the funds' investment manager.

The investment objectives of the Funds are as follows: The Institutional Core Fixed Fund and the Institutional Core Plus Fund seek competitive total returns primarily from investing in fixed income securities. The Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund seek to provide long-term growth of capital.

Each fund offers one class of shares. The minimum investment in each fund is $1,000,000, unless the Funds' investment manager allows a lower amount at its discretion.

The following significant accounting policies are consistently followed by the Funds in preparing their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded and before the close of business of the fund are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES

A Fund enters into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by a fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risk may arise from the potential liability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in a fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2004, the payable to the custodian bank of $90,240 represents the amount due for cash advance for the settlement of a security purchased in the Institutional Core Fixed Fund.

D. NET INVESTMENT INCOME

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Funds. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/ premiums are accreted/amortized. Certain fixed income securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method.

E. DIVIDENDS

Dividends from net investment income are declared and paid or reinvested quarterly for the Institutional Core Fixed Fund and the Institutional Core Plus Fund and annually, if any, for the Institutional Large Cap Growth Fund and Institutional Large Cap Analyst Fund. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended January 31, 2004, the Institutional Core Fixed Fund and the Institutional Core Plus Fund have designated as long-term $805,431 and $636,305, and as ordinary income $3,246,116 and $3,747,634, respectively, of the distributions from net realized gains. For the year ended January 31, 2004, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund have designated $59,197 and $60,695 as ordinary income, respectively.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gain and losses, wash sale deferrals and premium amortization on fixed income securities.

F. FEDERAL INCOME TAX

No provision for federal income taxes is necessary because the Funds have elected to qualify under Subchapter M of the Internal Revenue Code and their policy is to distribute all of their taxable income, including realized capital gains, within the prescribed time periods. At January 31, 2004, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund had capital loss carryforwards of $2,929,470 and $777,878 available, respectively, to the extent provided in regulations, to offset future capital gains which expire on January 31, 2011. In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Funds are required to measure and distribute annually, if necessary, net capital gains realized during a twelvemonth period ending October 31. In this connection, the Funds are permitted to defer into their next fiscal year any net capital losses incurred between each November 1 and the end of their fiscal years.

From November 1, 2002 through January 31, 2003, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund incurred net capital losses of $1,566,950 and $80,459, respectively, and have deferred and treated such losses as arising in the fiscal year ended January 31, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The Institutional Core Fixed Fund and the Institutional Core Plus Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to premium amortization and paydowns. The Institutional Large Cap Growth Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to non-deductible organization costs. The Institutional Large Cap Analyst Fund did not have any permanent book/tax differences and wash sale deferrals.

Regarding the Institutional Core Fixed Fund and the Institutional Core Plus Fund, at January 31, 2004, the components of distributable earnings on a tax basis differ from the amounts shown on the Statement of Assets and Liabilities by temporary book/tax differences largely arising from amortization differences and wash sale deferrals.

Regarding the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, at January 31, 2004, the components of distributable earnings on a tax basis differ from the amounts shown on the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and capital loss carryforwards.

At January 31, 2004, the tax basis distributable earnings for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund were: $637,396, $919,242, $0 and $3,647 in undistributed ordinary income, respectively; and $190,991, $226,919, $0 and $0 in undistributed long-term capital gains, respectively.

G. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. FUTURES

The Funds may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Funds will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Funds will limit their risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Funds deposit with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the Funds receive from or pay to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to each Fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

I. SECURITIES LENDING

The Funds may seek additional income or fees by lending portfolio securities to qualified institutions. The Funds will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral they receive in these transactions, the Funds could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Funds will bear the loss. The entire amount of the collateral (consisting entirely of cash collateral) is invested in State Street Navigator Securities Lending Prime Portfolio). At January 31, 2004, the value of the securities loaned and the value of the collateral were as follows:

                                        MARKET VALUE  COLLATERAL
                                        ------------  ----------
Institutional Core Fixed Fund           $ 11,338,650  $ 11,532,843
Institutional Core Plus Fund            $ 11,120,664  $ 11,310,775
Institutional Large CapGrowth Fund      $    163,884  $    164,423

During the year ended January 31, 2004, income from securities lending for the Institutional Core Fixed Fund, the Institutional Core Plus Fund and the Institutional Large Cap Growth Fund amounted to $3,659, $4,221, $1,068, respectively, and is included in interest income on the Statement of Operations. There were no loaned securities for the Institutional Large Cap Analyst Fund.

J. OPTIONS

Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

NOTE 2

The Trust and the Adviser entered into an agreement under which the Adviser earned monthly fees at an annual rate of 0.25%, 0.30%, 0.45% and 0.45% of the average daily net assets for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, respectively. In consideration of these fees, the Adviser furnishes the Funds with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management including accounting and legal services, custodial services and all other routine expenses incurred in connection with managing the business and affairs of the Funds. During the year ended January 31, 2004, the fees pursuant to such agreement amounted to $149,277, $184,466, $60,204 and $27,919 for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, respectively.

NOTE 3

The Adviser has contractually agreed to waive a portion of the management fees and bear or reimburse certain other expenses until termination of such agreement. During the year ended January 31, 2004, the amount of such expenses waived and reimbursed by the Adviser was $13,729 for the Institutional Core Plus Fund. Effective August 7, 2003, the Adviser reduced the existing 0.05% fee waiver to 0.00% for the Core Plus Fund. During the same period, the

Adviser waived or reimbursed no expenses for the Institutional Core Fixed Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund. Pursuant to a Fee Waiver and Expense Limitation Agreement dated December 17, 2001, the Adviser agrees, with respect to the expense limitation applicable to each Fund, to waive a portion of its fee under the Advisory Agreement, reimburse the Fund or directly pay expenses, such that the annual expense limitation for a Fund will not be exceeded. The annual expense limitations are 0.25% for the Institutional Core Fixed Fund, 0.30% for the Institutional Core Plus Fund, 0.45% for the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, and do not include brokerage commissions and other investment-related costs, extraordinary, non-recurring and certain other unusual expenses (including taxes, litigation expenses and other extraordinary legal expenses), securities lending fees and expenses and interest expense. The Fee Waiver and Expense Limitation Agreement will continue in effect until at least June 1, 2005.

NOTE 4

For the year ended January 31, 2004, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, were as follows:

                                                  PURCHASES            SALES
                                                  ---------            -----
Institutional Core Fixed Fund                     $  247,580,555       $  229,926,449
Institutional Core Plus Fund                      $  262,326,674       $  244,494,040
Institutional Large Cap Growth Fund               $   13,180,936       $   29,895,425
Institutional Large Cap Analyst Fund              $    5,967,213       $    5,457,230

Purchases of $226,875,753 and $235,632,443 and sales of $209,520,124 and
$216,325,665, of U.S. Government obligations occurred in the Institutional Core Fixed Fund and the Institutional Core Plus Fund, respectively.

NOTE 5

PricewaterhouseCoopers LLP resigned as the Funds' independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the Funds' independent accountants for the Funds' fiscal year ended January 31, 2004. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, no par value per share. At January 31, 2004, the Adviser owned 2,500 shares of each of the Institutional Core Fixed Fund and the Institutional Core Plus Fund and one share of the Institutional Large Cap Analyst Fund, and MetLife owned 655,333 shares of the Institutional Large Cap Growth Fund, and 500,000 shares of the Institutional Large Cap Analyst Fund.

STATE STREET RESEARCH
INSTITUTIONAL CORE FIXED INCOME FUND
AND INSTITUTIONAL CORE PLUS FIXED INCOME FUND

Financial Highlights
For a share outstanding throughout each year.(1)

                                                                   STATE STREET RESEARCH INSTITUTIONAL CORE FIXED INCOME FUND
                                                                -----------------------------------------------------------------
                                                                                   YEARS ENDED JANUARY 31
                                                                -----------------------------------------------------------------
                                                                   2004         2003(8)       2002(5),(7),(8)       2001(6),(8)
                                                                -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                               10.86         10.56                 10.40               9.86
                                                                ----------    ----------    ------------------    ---------------
   Net investment income ($)*                                         0.35          0.50                  0.55               0.67
   Net realized and unrealized gain (loss) on investments             0.20          0.39                  0.23               0.56
                                                                ----------    ----------    ------------------    ---------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                  0.55          0.89                  0.78               1.23
                                                                ----------    ----------    ------------------    ---------------
   Dividends from net investment income ($)                          (0.43)        (0.55)                (0.52)             (0.69)
   Distributions from capital gains                                  (0.30)        (0.04)                (0.10)                --
                                                                ----------    ----------    ------------------    ---------------
TOTAL DISTRIBUTIONS ($)                                              (0.73)        (0.59)                (0.62)             (0.69)
                                                                ----------    ----------    ------------------    ---------------
NET ASSET VALUE, END OF YEAR ($)                                     10.68         10.86                 10.56              10.40
                                                                ==========    ==========    ==================    ===============
Total return (%)(2)                                                   5.17          8.64                  7.71              12.87
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                             71,305        57,364                69,106              8,892
Expense ratio (%)*                                                    0.25          0.25                  0.25               0.25
Ratio of net investment income to average net assets (%)*             3.23          4.61                  4.47               6.65
Portfolio turnover rate (%)                                         396.34        301.92                314.06             327.36
*Reflects voluntary reduction of expenses of these amounts ($)           -          0.02                  0.14               0.20

                                                                   STATE STREET RESEARCH INSTITUTIONAL CORE FIXED INCOME FUND
                                                                -----------------------------------------------------------------
                                                                                      AUGUST 2, 1999
                                                                                     (COMMENCEMENT OF
                                                                                      OPERATIONS) TO
                                                                                  JANUARY 31, 2000(6),(8)
                                                                                ---------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                     10.00
                                                                                        --------
   Net investment income ($)*                                                               0.30
   Net realized and unrealized gain (loss) on investments                                  (0.17)
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                        0.13
                                                                                        --------
   Dividends from net investment income ($)                                                (0.24)
   Distributions from capital gains                                                        (0.03)
                                                                                        --------
TOTAL DISTRIBUTIONS ($)                                                                    (0.27)
                                                                                        --------
NET ASSET VALUE, END OF YEAR ($)                                                            9.86
                                                                                        ========
Total return (%)(2)                                                                         1.28(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                                    8,435
Expense ratio (%)*                                                                          0.25(4)
Ratio of net investment income to average net assets (%)*                                   5.93(4)
Portfolio turnover rate (%)                                                               213.41
*Reflects voluntary reduction of expenses of these amounts ($)                              0.75(4)

                                                                    STATE STREET RESEARCH INSTITUTIONAL CORE PLUS INCOME FUND
                                                                -----------------------------------------------------------------
                                                                                   YEARS ENDED JANUARY 31
                                                                -----------------------------------------------------------------
                                                                   2004         2003(8)       2002(5),(7),(8)       2001(6),(8)
                                                                -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                               10.64         10.37                 10.35               9.86
                                                                ----------    ----------    ------------------    ---------------
   Net investment income ($)*                                         0.39          0.53                  0.59               0.69
   Net realized and unrealized gain (loss) on investments             0.31          0.30                  0.15               0.54
                                                                ----------    ----------    ------------------    ---------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                  0.70          0.83                  0.74               1.23
                                                                ----------    ----------    ------------------    ---------------
   Dividends from net investment income ($)                          (0.45)        (0.55)                (0.59)             (0.74)
   Distributions from capital gains                                  (0.29)        (0.01)                (0.13)                 -
                                                                ----------    ----------    ------------------    ---------------
TOTAL DISTRIBUTIONS ($)                                              (0.74)        (0.56)                (0.72)             (0.74)
                                                                ----------    ----------    ------------------    ---------------
NET ASSET VALUE, END OF YEAR ($)                                     10.60         10.64                 10.37              10.35
                                                                ==========    ==========    ==================    ===============
Total return (%)(2)                                                   6.73          8.28                  7.45              12.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                             71,056        55,407                64,477             11,987
Expense ratio (%)*                                                    0.28          0.25                  0.25               0.25
Ratio of net investment income to average net assets (%)*             3.69          4.84                  5.55               6.84
Portfolio turnover rate (%)                                         404.83        365.81                353.92             323.47
*Reflects voluntary reduction of expenses of these amounts ($)           -          0.07                  0.18               0.20

                                                                    STATE STREET RESEARCH INSTITUTIONAL CORE PLUS INCOME FUND
                                                                -----------------------------------------------------------------
                                                                                      AUGUST 2, 1999
                                                                                     (COMMENCEMENT OF
                                                                                      OPERATIONS) TO
                                                                                  JANUARY 31, 2000(6),(8)
                                                                                ---------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                     10.00
                                                                                        --------
   Net investment income ($)*                                                               0.31
   Net realized and unrealized gain (loss) on investments                                  (0.14)
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                        0.17
                                                                                        --------
   Dividends from net investment income ($)                                                (0.26)
   Distributions from capital gains                                                        (0.05)
                                                                                        --------
TOTAL DISTRIBUTIONS ($)                                                                    (0.31)
                                                                                        --------
NET ASSET VALUE, END OF YEAR ($)                                                            9.86
                                                                                        ========
Total return (%)(2)                                                                         1.72(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                                   11,426
Expense ratio (%)*                                                                          0.25(4)
Ratio of net investment income to average net assets (%)*                                   6.13(4)
Portfolio turnover rate (%)                                                               234.12
*Reflects voluntary reduction of expenses of these amounts ($)                              0.81(4)

(1) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(2) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY REDUCED A PORTION OF THE FUND'S EXPENSES.
(3) NOT ANNUALIZED
(4) ANNUALIZED
(5) EFFECTIVE FEBRUARY 1, 2001, THE FUND HAS ADOPTED PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED JANUARY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02 AND $.02, INCREASE NET REALIZE PER SHARE BY $.02 AND $.02, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.21% AND 0.20% FOR THE INSTITUTIONAL CORE FIXED FUND AND THE INSTITUTIONAL CORE PLUS FUND, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS FOR PERIODS PRIOR TO FEBRUARY 1, 2001 HAVE NOT BEEN RESTATED FOR THIS CHANGE IN POLICY.
(6) REPRESENTS PER-SHARE FIGURES FOR CLASS IV.
(7) REPRESENTS PER-SHARE FIGURES FOR ALL CLASSES THROUGH DECEMBER 16, 2001, AND THEN ONE CLASS EFFECTIVE DECEMBER 17, 2001.
(8) AUDITED BY OTHER AUDITORS

                                                                    STATE STREET RESEARCH INSTITUTIONAL LARGE CAP GROWTH FUND
                                                                -----------------------------------------------------------------
                                                                                   YEARS ENDED JANUARY 31
                                                                -----------------------------------------------------------------
                                                                   2004         2003(7)         2002(6),(7)         2001(5),(7)
                                                                -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                4.66          6.92                 10.16              12.33
                                                                ----------    ----------    ------------------    ---------------
Net investment income (loss) ($)*                                     0.02          0.03                  0.02              (0.00)
Net realized and unrealized gain (loss) on investments                1.53         (2.28)                (3.26)             (1.14)
                                                                ----------    ----------    ------------------    ---------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                  1.55         (2.25)                (3.24)             (1.14)
                                                                ----------    ----------    ------------------    ---------------
Dividends from net investment income ($)                             (0.07)        (0.01)                    -              (0.38)
Distribution from capital gains ($)                                      -             -                     -              (0.65)
                                                                ----------    ----------    ------------------    ---------------
TOTAL DISTRIBUTIONS ($)                                              (0.07)        (0.01)                    -              (1.03)
                                                                ----------    ----------    ------------------    ---------------
NET ASSET VALUE, END OF YEAR ($)                                      6.14          4.66                  6.92              10.16
                                                                ==========    ==========    ==================    ===============
Total return (%)2                                                    33.42        (32.48)               (31.89)             (9.91)

RATIOS/SUPPLEMENTAL DATA:
Net asset value at end of year ($ thousands)                         4,024        16,657                 6,240                269
Expense ratio (%) *                                                   0.45          0.45                  0.45               0.45
Ratio of net investment income (loss)
   to average net assets (%)*                                         0.37          0.48                  0.29              (0.01)
Portfolio turnover rate (%)                                         106.60        178.44                140.04              82.83
*Reflects voluntary reduction of expenses of these amounts (%)           -          0.01                  0.15               0.20

                                                                    STATE STREET RESEARCH INSTITUTIONAL LARGE CAP GROWTH FUND
                                                                -----------------------------------------------------------------
                                                                                      AUGUST 2, 1999
                                                                                     (COMMENCEMENT OF
                                                                                      OPERATIONS) TO
                                                                                  JANUARY 31, 2000(5),(7)
                                                                                ---------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                     10.00
                                                                                        --------
Net investment income (loss) ($)*                                                           0.01
Net realized and unrealized gain (loss) on investments                                      2.32
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                        2.33
                                                                                        --------
Dividends from net investment income ($)                                                       -
Distribution from capital gains ($)                                                            -
                                                                                        --------
TOTAL DISTRIBUTIONS ($)                                                                        -
                                                                                        --------
NET ASSET VALUE, END OF YEAR ($)                                                           12.33
                                                                                        ========
Total return (%)2                                                                          23.30(3)

RATIOS/SUPPLEMENTAL DATA:
Net asset value at end of year ($ thousands)                                                 308
Expense ratio (%) *                                                                         0.45(4)
Ratio of net investment income (loss)
   to average net assets (%)*                                                               0.09(4)
Portfolio turnover rate (%)                                                                41.57
*Reflects voluntary reduction of expenses of these amounts (%)                              7.25(4)

                                                                    STATE STREET RESEARCH INSTITUTIONAL LARGE CAP ANALYST FUND
                                                                -----------------------------------------------------------------
                                                                                                      DECEMBER 17, 2001
                                                                 YEARS ENDED JANUARY 31               (COMMENCEMENT OF
                                                                ------------------------               OPERATIONS) TO
                                                                   2004         2003(7)              JANUARY 31, 2002(7)
                                                                -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                7.22          9.72                   10.00
                                                                ----------    ----------                  ------
Net investment income ($)                                             0.08          0.08                    0.01
Net realized and unrealized gain (loss) on investments                2.62         (2.50)                  (0.29)
                                                                ----------    ----------                  ------
TOTAL FROM INVESTMENT OPERATIONS ($)                                  2.70         (2.42)                  (0.28)
                                                                ----------    ----------                  ------
Dividends from net investment income ($)                             (0.08)        (0.08)                      -
                                                                ----------    ----------                  ------
TOTAL DISTRIBUTIONS ($)                                              (0.08)        (0.08)                      -
                                                                ----------    ----------                  ------
NET ASSET VALUE, END OF YEAR ($)                                      9.84          7.22                    9.72
                                                                ==========    ==========                  ======
Total return (%)                                                     37.46        (24.98)                  (2.80)(3)

RATIOS/SUPPLEMENTAL DATA:
Net asset value at end of year ($ thousands)                         7,511         5,183                   4,862
Expense ratio (%)                                                     0.45          0.45                    0.45(4)
Ratio of net investment income to average
  net assets (%)                                                      0.98          0.91                    1.06(4)
Portfolio turnover rate (%)                                          90.17         93.89                   14.57

(1) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(2) TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT REDUCED A PORTION OF THE FUND'S EXPENSES.
(3) NOT ANNUALIZED
(4) ANNUALIZED
(5) REPRESENTS PER-SHARE FIGURES FOR CLASS III. SEE FOOTNOTE 1.
(6) REPRESENTS PER-SHARE FIGURES FOR ALL CLASSES THROUGH DECEMBER 16, 2001, AND THEN ONE CLASS EFFECTIVE DECEMBER 17, 2001
(7) AUDITED BY OTHER AUDITORS

Independent Auditors' Report


To the Board of Trustees and Shareholders of State Street Research Institutional
Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Institutional Funds, (the "Funds"), as of January 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended January 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2003, and the financial highlights for each of the years in the four-year period ended January 31, 2003, were audited by other auditors whose report dated March 20, 2003, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of January 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 19, 2004

                                                                                       NUMBER OF FUNDS IN
                                        TERM OF OFFICE                                    FUND COMPLEX
    NAME, ADDRESS      POSITION(S) HELD AND LENGTH OF     PRINCIPAL OCCUPATIONS DURING     OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE (a)          WITH FUND     TIME SERVED (b)          PAST 5 YEARS           TRUSTEE/OFFICER (c) HELD BY TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

Bruce R. Bond (57)     Trustee          Since 2002      Retired; formerly Chairman of         19            Avaya Corp.
                                                        the Board, Chief Executive
                                                        Officer and President,
                                                        PictureTel Corporation (video
                                                        conferencing systems)

Peter S. Drotch (62)   Trustee          Since 2004      Retired; formerly Partner,            19            First Marblehead GRP
                                                        PricewaterhouseCoopers LLP

Steve A. Garban (66)   Trustee          Since 2002      Retired; formerly Senior Vice         56            Metropolitan Series
                                                        President for Finance and                           Fund, Inc; and
                                                        Operations and Treasurer, The                       Metropolitan Series
                                                        Pennsylvania State University                       Fund II

Susan M. Phillips (59) Trustee          Since 2002      Dean, School of Business and          19            The Kroger Co.
                                                        Public Management, George
                                                        Washington University;
                                                        formerly a member of the Board
                                                        of Governors of the Federal
                                                        Reserve System; and Chairman
                                                        and Commissioner of the
                                                        Commodity Futures Trading
                                                        Commission

Toby Rosenblatt (65)   Trustee          Since 2002      President, Founders                   56            A. P. Pharma, Inc.; and
                                                        Investments Ltd.                                    Metropolitan Series
                                                        (investments); President,                           Fund, Inc; and
                                                        Pacific Four Investments                            Metropolitan Series
                                                        (investments); formerly                             Fund II
                                                        President, The Glen Ellen
                                                        Company (private investment
                                                        firm)

Michael S. Scott       Trustee          Since 2002      Jay W. Forrester Professor of         56            Metropolitan Series
Morton (66)                                             Management, Sloan School of                         Fund, Inc; and
                                                        Management, Massachusetts                           Metropolitan Series
                                                        Institute of Technology                             Fund II

INTERESTED
TRUSTEE

Richard S. Davis(+)    Trustee          Since 2000      Chairman of the Board,                19                    None
(58)                                                    President and Chief Executive
                                                        Officer of State Street
                                                        Research & Management Company;
                                                        formerly Senior Vice
                                                        President, Fixed Income
                                                        Investments, Metropolitan Life
                                                        Insurance Company

OFFICERS

Donald G. DeVeuve      Vice President   Since 2001      Senior Vice President, State           6                    None
(47)                                                    Street Research & Management
                                                        Company; formerly Vice
                                                        President, State Street
                                                        Research & Management Company

Ed Dowd (36)           Vice President   Since 2003      Vice President, State Street           3                    None
                                                        Research & Management Company;
                                                        formerly Vice President,
                                                        Independence Investment LLC
                                                        and equity research associate,
                                                        Donaldson, Lufkin and Jenrette

Rosalina Feliciano     Vice President   Since 2001      Senior Vice President, State           6                    None
(40)                                                    Street Research & Management
                                                        Company; formerly Vice
                                                        President, State Street
                                                        Research & Management Company

C. Kim Goodwin (44)    Vice President   Since 2002      Managing Director & Chief             18                    None
                                                        Investment Officer - Equities
                                                        of State StreetResearch &
                                                        Management Company; formerly
                                                        Chief Investment Officer -
                                                        U.S. Growth Equities, American
                                                        Century

                                                                                       NUMBER OF FUNDS IN
                                        TERM OF OFFICE                                    FUND COMPLEX
    NAME, ADDRESS      POSITION(S) HELD AND LENGTH OF     PRINCIPAL OCCUPATIONS DURING     OVERSEEN BY         OTHER DIRECTORSHIPS
     AND AGE (a)          WITH FUND     TIME SERVED (b)          PAST 5 YEARS           TRUSTEE/OFFICER (c) HELD BY TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Knut Langholm (44)     Vice President   Since 2000      Senior Vice President, State           4                    None
                                                        Street Research & Management
                                                        Company; formerly Vice
                                                        President, State Street
                                                        Research & Management Company

Jeff Lindsey (41)      Vice President   Since 2003      Managing Director of State             3                    None
                                                        Street Research & Management
                                                        Company; formerly Managing
                                                        Director and Senior Vice
                                                        President, Putnam Investments

John S. Lombardo (49)  Vice President   Since 2001      Managing Director, Chief              19                    None
                                                        Financial Officer and
                                                        Director, State Street
                                                        Research & Management Company;
                                                        formerly Executive Vice
                                                        President, State Street
                                                        Research & Management Company;
                                                        and Senior Vice President,
                                                        Product and Financial
                                                        Management, MetLife Auto &
                                                        Home

Mark Marinella (45)    Vice President   Since 2003      Managing Director and Chief            9                    None
                                                        Investment Officer - Fixed
                                                        Income, State Street Research
                                                        & Management Company; formerly
                                                        Executive Vice President and
                                                        Senior Vice President, State
                                                        Street Research & Management
                                                        Company; and Chief Investment
                                                        Officer and Head of Fixed
                                                        Income, Columbia Management
                                                        Group

Jeffrey A. Rawlins     Vice President   Since 1999      Managing Director, State               4                    None
(42)                                                    Street Research & Management
                                                        Company; formerly Senior Vice
                                                        President, State Street
                                                        Research & Management Company

Elizabeth M. Westvold  Vice President   Since 1999      Managing Director, State               8                    None
(44)                                                    Street Research & Management
                                                        Company; formerly Senior Vice
                                                        President, State Street
                                                        Research & Management Company

Douglas A. Romich (47) Treasurer        Since 2001      Senior Vice President and             19                    None
                                                        Treasurer, State Street
                                                        Research & Management Company;
                                                        formerly Vice President and
                                                        Assistant Treasurer, State
                                                        Street Research & Management
                                                        Company

Francis J. McNamara    Secretary        Since 1999      Managing Director, General            19                    None
III (48)                                                Counsel and Secretary, State
                                                        Street Research & Management
                                                        Company; formerly Executive
                                                        Vice President, State Street
                                                        Research & Management Company

THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCLUDES FURTHER INFORMATION ABOUT THE FUNDS' TRUSTEES, AND IS AVAILABLE WITHOUT CHARGE, BY CONTACTING STATE STREET RESEARCH, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2690, OR BY CALLING TOLL-FREE 1-800-531-0131.

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitam Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

This report must be preceded or accompanied by a current State Street Research Institutional Funds prospectus. Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. To obtain a prospectus for any State Street Research Institutional fund call 1-800-531-0131. Please read the prospectus carefully before investing. When used after March 31, 2004, please visit the website at www.ssrinstitutional.com for current fund performance.

                    Member NASD, SIPC

                    (C)2004 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Directors has determined that Steve A. Garban, a member of the Registrant's Board of Directors and Audit Committee, qualifies as the "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES


   Audit Fees                             Registrant   Investment Adviser
Fiscal year ended January 31, 2003*      $53,500      $133,000
Fiscal year ended January 31, 2004       $52,000      $158,760

   Audit-Related Fees
Fiscal year ended  January 31, 2003*      $0           $0
Fiscal year ended  January 31, 2004       $0           $0

   Tax Fees
Fiscal year ended  January 31, 2003*      $14,400       $15,000
Fiscal year ended  January 31, 2004       $15,000       $0

   All Other Fees
Fiscal year ended  January 31, 2003*      $0           $0
Fiscal year ended  January 31, 2004       $63,000      $60,000

* The fees reported for the fiscal year ended January 31, 2003 were attributable to services provided by other accountants.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: (RESERVED)

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: (RESERVED)

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITIY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

       SUB-ITEM 10a - The Principal Executive Officer and the Principal Financial Officer have concluded that the State Street Research Institutional Funds disclosure controls and procedures (as defined in Rule 30-a2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the State Street Research Institutional Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

       SUB-ITEM 10b - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation referenced in
       (a)(i) above.

ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Institutional Funds

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    April 5, 2004
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    April 5, 2004
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    April 5, 2004
                          ------------------------